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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Science Applications International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
10260 Campus Point Drive
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 16, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), will be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 16, 2004, at 10:00 A.M. (local time), for the following purposes:

          1.     To elect six Class II Directors, each for a term of three years;

          2.     To approve the 2004 Employee Stock Purchase Plan;

          3.     To vote on a stockholder proposal regarding the Company's classified Board; and

          4.     To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

        Only stockholders of record at the close of business on May 19, 2004, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the office of the Secretary of the Company at 10010 Campus Point Drive, San Diego, California for at least 10 days prior to the meeting and will also be available for inspection at the meeting.

By Order of the Board of Directors
D.E. SCOTT Senior Vice President, General Counsel and Secretary

San Diego, California
June 4, 2004

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy (1) over the Internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the questions and answers beginning on the first page of this proxy statement and the instructions on the enclosed proxy card. Submitting a proxy will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
10260 Campus Point Drive
San Diego, California 92121

ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 16, 2004

PROXY STATEMENT

        This Proxy Statement is being furnished to the stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 16, 2004, at 10:00 A.M. (local time), and at any and all adjournments, postponements or continuations thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to the stockholders of the Company on or about June 4, 2004.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, the stockholders of the Company are being asked to consider and vote upon:

  1.
  the election of six Class II Directors, each for a term of three years;

  2.
  the approval of the 2004 Employee Stock Purchase Plan;

  3.
  a stockholder proposal regarding the Company's classified Board; and

  4.
  such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

When and where will the Annual Meeting be held?

        The Annual Meeting will be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 16, 2004, at 10:00 A.M. (local time).

Who can attend the Annual Meeting?

        All stockholders or their duly appointed proxies may attend the meeting.

INFORMATION ABOUT VOTING RIGHTS AND SOLICITATION OF PROXIES

Who is entitled to vote at the Annual Meeting?

        Only stockholders of record of the Company's Class A common stock, par value $.01 per share (the "Class A common stock"), and/or Class B common stock, par value $.05 per share (the "Class B common stock"), as of the close of business on May 19, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 182,909,109 shares of Class A common stock and 222,451 shares of Class B common stock outstanding. The Company has no other class of capital stock outstanding. The Class A common stock and the Class B common stock are collectively referred to herein as the "Common Stock" and vote together as a single class on all matters.

What constitutes a quorum?

        The presence at the meeting, either in person or by proxy, of the holders of a majority of the total voting power of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to conduct business at the Annual Meeting. Although abstentions may be specified on all proposals (other than the election of Directors), abstentions will only be counted as present for purposes of determining the presence of a quorum.

How many votes am I entitled to?

        Each holder of Class A common stock will be entitled to one vote per share and each holder of Class B common stock will be entitled to 20 votes per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the Annual Meeting. However, in the election of Directors, all shares are entitled to be voted cumulatively. Accordingly, in voting for Directors: (i) each share of Class A common stock is entitled to as many votes as there are Directors to be elected, (ii) each share of Class B common stock is entitled to 20 times as many votes as there are Directors to be elected and (iii) each stockholder may cast all of such votes for a single nominee or distribute them among any two or more nominees as such stockholder chooses. To apportion your votes among two or more nominees other than on a pro rata basis, you must submit your proxy using a proxy card or by voting in person at the Annual Meeting. You may not submit your proxy over the Internet or by telephone if you wish to distribute your votes unevenly among two or more nominees. Unless otherwise directed, shares represented by properly executed proxies will be voted at the discretion of the proxy holders so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting.

How do I vote my shares?

        Shares of Common Stock represented by properly executed proxies received in time for voting at the Annual Meeting will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, the shares represented by properly executed proxies will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting, FOR the approval of the 2004 Employee Stock Purchase Plan and AGAINST the stockholder proposal regarding the Company's classified Board. No business other than that set forth in the accompanying Notice of Annual Meeting is expected to come before the Annual Meeting; however, should any other matter requiring a vote of stockholders properly come before the Annual Meeting, it is the intention of the proxy holders to vote such shares in accordance with their best judgment on such matter.

        There are four different ways to vote your shares:

        Vote by Internet:    You may submit a proxy or voting instructions by the Internet by following the instructions at www.proxyvote.com.

        Vote by Telephone:    You may submit a proxy or voting instructions by calling 1-800-690-6903 and following the instructions.

        Vote by Mail:    If you received your proxy materials via the U.S. mail, you may complete, sign and return the accompanying proxy and voting instruction card.

        Vote in Person:    If you are a stockholder as of the record date and attend the meeting, you may vote in person at the meeting.

        Submitting a proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Secretary of the Company as described below, or by attending the Annual Meeting and voting in person. The mailing address of the Corporate Secretary is 10260 Campus Point Drive, San Diego, California 92121. Attendance at the Annual Meeting will not, however, in and of itself constitute a revocation of a proxy.

How are the shares held by the Retirement Plans voted?

        Each participant in the Employee Stock Retirement Plan ("ESRP"), 401(k) Profit Sharing Plan ("401(k) Profit Sharing Plan") of the Company, the Telcordia Technologies 401(k) Savings Plan of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company (the "Telcordia Plan"), and the AMSEC Employees 401(k) Profit Sharing Plan of AMSEC LLC, a joint venture in which the Company owns 55% (the "AMSEC Plan") (collectively, the "Retirement Plans") has the right to instruct Vanguard Fiduciary Trust Company (the "Trustee"), as trustee of the Retirement Plans, on a confidential basis how to vote his or her proportionate interests in all allocated shares of Common Stock held in the Retirement Plans. The Trustee will vote all allocated shares held in the Retirement Plans as to which no voting instructions are received, together with all unallocated shares held in the Retirement Plans, in the same proportion, on a plan-by-plan basis, as the allocated shares for which voting instructions have been received. The Trustee's duties with respect to voting the Common Stock in the Retirement Plans are governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The fiduciary provisions of ERISA may require, in certain limited circumstances, that the Trustee override the votes of participants with respect to the Common Stock held by the Trustee and to determine, in the Trustee's best judgment, how to vote the shares.

How are the shares held by the Stock Plans voted?

        Under the terms of the Company's Stock Compensation Plan, Management Stock Compensation Plan and Key Executive Stock Deferral Plan (collectively, the "Stock Plans"), Wachovia Bank, N.A. ("Wachovia"), as trustee of the Stock Plans, has the power to vote the shares of Class A common stock held by Wachovia in the Stock Plans. Wachovia will vote all such shares of Class A common stock in the same proportion that the other stockholders of the Company vote their shares of Common Stock.

Who is soliciting these proxies?

        The Company is soliciting these proxies and the cost of the solicitation will be borne by the Company, including the charges and expenses of persons holding shares in their name as nominee for forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited by officers, Directors and employees of the Company in person, by telephone or by email. Such individuals will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.

PROPOSAL I—ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for a "classified" Board of Directors consisting of three classes which shall be as equal in number as possible. The number of authorized Directors is currently fixed at 20 Directors, with six Directors in Class I and Class III and eight Directors in Class II. D.P. Andrews and J.P. Walkush were reclassified as Class II Directors to cause the Directors in each class to be as equal in number as possible after the annual election of Directors.

        At the Annual Meeting, six Class II Directors are to be elected to serve three-year terms ending in 2007 or until their successors are elected and qualified or their earlier retirement, death, resignation or removal or disqualification from service as a Director pursuant to any current or future provision of the Bylaws. Currently, D.P. Andrews, J.R. Beyster, K.C. Dahlberg, M.J. Desch, M.E. Trout, J.P. Walkush, J.H. Warner, Jr. and A.T. Young serve as Class II Directors. All such Class II Directors will be standing for reelection, other than J.R. Beyster and M.E. Trout who are retiring from the Board at the end of their terms after 35 and 9 years of service, respectively. As a result, effective as of July 16, 2004, the Board of Directors reduced the number of authorized directors to 18. The six nominees who receive the most votes will be elected as Class II Directors. It is intended that, unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting. Each nominee has consented to be named in this proxy statement and to serve if elected. To the best knowledge of the Board of Directors, all of the nominees are, and will be, able and willing to serve. In the event that any of the six nominees listed below should become unable to stand for election at the Annual Meeting, the proxy holders intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place and stead of any nominee unable to serve. Alternatively, the Board of Directors may elect, pursuant to Section 3.02 of the Company's Bylaws, to fix the authorized number of Directors at a lower number so as to give the Nominating Committee of the Board of Directors additional time to evaluate candidates.

        The Board of Directors unanimously recommends a vote FOR each nominee.    Set forth below is a brief biography of each nominee for election as a Class II Director and of all other members of the Board of Directors who will continue in office:

NOMINEES FOR ELECTION AS CLASS II DIRECTORS—TERM ENDING 2007

D.P. Andrews, age 59 Corporate Executive Vice President, President and Chief Operating Officer of Federal Business and Director	Director since 1996

Mr. Andrews joined the Company in 1993 and has served as a Corporate Executive Vice President since January 1998. In December 2003, he was appointed as President and Chief Operating Officer of Federal Business. Mr. Andrews served as Executive Vice President for Corporate Development from 1995 to 1998. Prior to joining the Company, Mr. Andrews served as Assistant Secretary of Defense from 1989 to 1993.

K.C. Dahlberg, age 59 Chief Executive Officer, President and Director	Director since 2003

Mr. Dahlberg has served as Chief Executive Officer and President since November 2003. Prior to joining the Company, Mr. Dahlberg was with General Dynamics Corp. from March 2001 to October 2003, where he served as Executive Vice President. Mr. Dahlberg was with Raytheon International from February 2000 to March 2001, where he served as President, and from 1997 to 2000 he served as President and Chief Operating Officer of Raytheon Systems Company. Mr. Dahlberg held various positions with Hughes Aircraft from 1967 to 1997.
M.J. Desch, age 46 Director	Director since 2002

Mr. Desch has been Chief Executive Officer of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company ("Telcordia"), since July 2002 and a Director since October 2002. Mr. Desch has also served as Chairman of Airspan Networks since 2000. Prior thereto, Mr. Desch was associated with Nortel Networks Corporation from 1987 to 2000 where he served as Executive Vice President and President.
J.P. Walkush, age 52 Executive Vice President and Director	Director since 1996
Mr. Walkush joined the Company in 1976 and has served as an Executive Vice President since 2000. Prior thereto, Mr. Walkush served as a Sector Vice President from 1994 to 2000.
J.H. Warner, Jr., age 63 Corporate Executive Vice President, Chief Administrative Officer and Director	Director since 1988

Dr. Warner joined the Company in 1973 and has served as a Corporate Executive Vice President since 1996 and Chief Administrative Officer since December 2003. Prior thereto, Dr. Warner served as an Executive Vice President from 1989 to 1996.
A.T. Young, age 66 Director	Director since 1995

Mr. Young served as an Executive Vice President of Lockheed Martin Corp. from March 1995 to July 1995. Prior to its merger with Lockheed Corporation, Mr. Young served as the President and Chief Operating Officer of Martin Marietta Corp. from 1990 to 1995. Mr. Young is also on the Board of Directors of the Goodrich Corporation and Potomac Electric Power Company.

CLASS III DIRECTORS—TERM ENDING 2005

W.A. Downing, age 64 Director	Director since 2002

General Downing, USA (Ret.) joined the Company as a consulting employee in March 1996 and advises the Company on a wide variety of matters, including its long-term strategy for domestic and international business development. General Downing has also served as Vice President of Downing & Associates, Inc., a consulting firm, since July 2002 and from 1996 to October 2001. From October 2001 to July 2002, General Downing served as Deputy National Security Advisor for Combating Terrorism on the National Security Council. General Downing retired from the United States Army in 1996. Prior to his retirement, General Downing served as the Commander in Chief of U.S. Special Operations Command. General Downing also served as a Director of the Company from 1996 to 2001. General Downing is also on the Board of Directors of Metal Storm Limited.

D.H. Foley, age 59 Group President and Director	Director since 2002

Dr. Foley joined the Company in 1992 and has served as a Group President since February 2004. From July 2000 to February 2004, he was an Executive Vice President. Prior thereto, Dr. Foley served as a Sector Vice President from 1992 to 2000.
A.K. Jones, age 62 Director	Director since 1998

Dr. Jones is the Quarles Professor of Engineering at the University of Virginia where she has taught since 1989. From 1993 to 1997, Dr. Jones was on leave of absence from the University to serve as Director of Defense Research and Engineering in the U.S. Department of Defense. Dr. Jones also served as a Director of the Company from 1987 to 1993.
S.D. Rockwood, age 61 Executive Vice President, Chief Technology Officer and Director	Director since 1996

Dr. Rockwood joined the Company in 1986 and has served as an Executive Vice President since 1997. In December 2003, he was appointed as Chief Technology Officer and in January 2004 commenced part-time employment. Prior thereto, Dr. Rockwood served as a Sector Vice President from 1987 to 1997.
E.J. Sanderson, Jr., age 55 Director	Director since 2002

Mr. Sanderson served as an Executive Vice President of Oracle Corporation from 1995 to 2001, and was responsible for Oracle Product Industries, Oracle Consulting, and the Latin American Division. Prior to that he held senior positions at Unisys, McKinsey & Company and Accenture (formerly Andersen Consulting). Mr. Sanderson is also a member of the Board of Directors of Quantum Corporation.
R. Snyderman, age 64 Director	Director since 2002

Dr. Snyderman has served as Chancellor for Health Affairs at Duke University since 1989, Executive Dean of the School of Medicine at Duke University since 1999 and the President and Chief Executive Officer of Duke University Health System since 1998. He also served as Dean of the School of Medicine at Duke University from 1989 to 1999. Dr. Snyderman is a member of the Board of Directors of Axonyx Inc., Cardiome Pharma Corporation and The Procter & Gamble Company.

CLASS I DIRECTORS—TERM ENDING 2006

W.H. Demisch, age 59 Director	Director since 1990

Mr. Demisch is a principal of Demisch Associates LLC. He was a Managing Director of Dresdner Kleinwort Wasserstein, formerly Wasserstein Perella Securities, Inc., from 1998 to 2002. From 1993 to 1998, he was Managing Director of BT Alex. Brown, and from 1988 to 1993, he was Managing Director of UBS Securities, Inc.

J.A. Drummond, age 64 Director	Director since 2003

Mr. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. He served as Vice Chairman of BellSouth Corporation from January 2000 until his retirement. He was President and Chief Executive Officer of BellSouth Communications Group, a provider of traditional telephone operations and products, from January 1998 until December 1999. He was President and Chief Executive Officer of BellSouth Telecommunications, Inc. from January 1995 until December 1997. Mr. Drummond also serves on the boards of directors of Borg-Warner Automotive, AirTran Holdings, Inc. and Centillium Communications, Inc.
J.E. Glancy, age 58 Director	Director since 1994

Dr. Glancy joined the Company in 1976 and served as an Executive Vice President until January 2004 when he commenced part-time employment. Prior thereto, Dr. Glancy served as a Corporate Executive Vice President from 1994 to 2000.
H.M.J. Kraemer, Jr., age 49 Director	Director since 1997

Mr. Kraemer served as the Chairman of Baxter International, Inc. ("Baxter"), a health-care products, systems and services company, from January 2000 until April 2004, as Chief Executive Officer of Baxter from January 1999 until April 2004 and as President of Baxter from April 1997 until April 2004. Prior thereto, Mr. Kraemer served as the Senior Vice President and Chief Financial Officer of Baxter from November 1993 to April 1997.
C.B. Malone, age 68 Director	Director since 1993

Ms. Malone has served as the President of Financial & Management Consulting, Inc., a consulting company, since 1982. Ms. Malone is also a member of the Board of Directors of Hasbro, Inc., Lafarge North America, Lowe's Companies, Inc., and Novell, Inc.
R.I. Walker, age 39 Corporate Executive Vice President and Director	Director since 2002

Mr. Walker joined the Company in 2002 and has served as a Corporate Executive Vice President since July 2002. Prior to joining the Company, Mr. Walker served as Vice President/General Manager of IBM Global Services from 1996 to 2002, and Manager with Deloitte & Touche LLP from 1994 to 1996.

PROPOSAL II—APPROVAL OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN

General

        The Company currently maintains the 2001 Employee Stock Purchase Plan (the "2001 Stock Purchase Plan") which provides for the purchase of Class A Common Stock by participating employees through voluntary payroll deductions. The 2001 Stock Purchase Plan expires by its terms on July 31, 2004. On April 16, 2004, the Board of Directors of the Company approved, subject to stockholder approval, the 2004 Employee Stock Purchase Plan (the "2004 Stock Purchase Plan"), which will enable employees to continue to purchase shares of Class A Common Stock through payroll deductions for a three-year period. The maximum number of shares that may be purchased under the 2004 Stock Purchase Plan, if approved by the stockholders, is limited to the sum of the following (subject to adjustment under certain circumstances): (i) 6,000,000 shares of Class A Common Stock and (ii) the number of shares of Class A Common Stock that remain available for issuance under the 2001 Stock Purchase Plan as of the effective date of the 2004 Stock Purchase Plan, expected to be approximately 4,500,000 shares, following which date no further shares will be offered under the 2001 Stock Purchase Plan.

        The following summary of the terms and provisions of the 2004 Stock Purchase Plan is qualified in its entirety by reference to the full text of the 2004 Stock Purchase Plan, a copy of which is attached to this Proxy Statement as Annex I and incorporated herein by reference. All capitalized or quoted terms have the meanings ascribed to them in the 2004 Stock Purchase Plan unless otherwise defined herein.

Eligibility

        Generally, all of the Company's employees will be eligible to participate in the 2004 Stock Purchase Plan, except for employees of subsidiaries which have not been designated as eligible for participation. The Company's Employee Stock Purchase Committee (the "Stock Purchase Committee") may also impose eligibility requirements consistent with Section 423(b) of the Code. No employee, however, who owns capital stock of the Company having more than 5% of the voting power or value of such capital stock will be able to participate. An employee's eligibility to participate in the 2004 Stock Purchase Plan will terminate immediately upon the termination of his or her employment with the Company, upon a change in employment status to a leave of absence or upon transfer to an ineligible subsidiary. As of April 30, 2004, there were approximately 37,200 employees who would have been eligible to participate in the 2004 Stock Purchase Plan.

        In addition, the Stock Purchase Committee has the authority to allow employees of any designated subsidiary as well as an entity in which the Company has an equity ownership interest of less than 50% to participate in a non-Code Section 423 component of the 2004 Stock Purchase Plan. The Stock Purchase Committee has the power and authority to modify the eligibility for and terms and conditions of participation in the 2004 Stock Purchase Plan by such employees. Shares purchased by employees of such entities will not be eligible for the favorable tax treatment under Section 423 of the Code.

        Employees will be able to enroll in the 2004 Stock Purchase Plan by completing a payroll deduction authorization form and providing it to the designated officials of the Company. The minimum and maximum payroll deduction percentage will be determined by the Committee. Currently, the minimum payroll deduction allowed is 1% of compensation and the maximum allowable deduction is 10% of compensation unless and until a different maximum percentage is established by the Stock Purchase Committee. No employee is entitled to purchase an amount of Class A Common Stock having a fair market value (measured as of its purchase date) in excess of $25,000 in any calendar year pursuant to the 2004 Stock Purchase Plan and any other employee stock purchase plan which may be adopted by the Company.

Purchase of Shares

        Shares of Class A Common Stock purchased under the 2004 Stock Purchase Plan may be acquired in the Company's Limited Market or purchased from the Company out of its authorized but unissued shares. At each of four predetermined purchase dates during the year, the agent under the 2004 Stock Purchase Plan (the "Agent") will purchase for the account of each participant in the 2004 Stock Purchase Plan the whole number of shares of Class A Common Stock which may be acquired with the funds available in the participant's account, together with the Company's contribution described below.

        The Company will contribute a certain percent of the cost of each share of Class A Common Stock purchased under the 2004 Stock Purchase Plan. The percent to be contributed by the Company (the "Company Percent") will be determined by the Stock Purchase Committee and will be between zero percent (0%) and fifteen percent (15%). The Company Percent will be fifteen percent (15%) unless and until changed by the Stock Purchase Committee. On each purchase date, the Company will pay the Company Percent of the cost of each share purchased by the Agent whether purchased in the Limited Market or as a newly issued share.

        The purchase price to be paid for the shares of Class A Common Stock acquired for the account of participants will be the Formula Price in effect as of the date of purchase. As of April 30, 2004, the Formula Price for the Class A Common Stock was $37.34 per share.

Plan Benefits

        The amount of benefits to be provided to employees pursuant to the 2004 Stock Purchase Plan will depend upon such employee's level of participation, the Company's stock price performance and the Company Percent. Therefore, the benefits and amount of awards that will be received by each of the Named Executive Officers, the executive officers as a group and all other employees as a group under the 2004 Stock Purchase Plan are not presently determinable.

Distribution and Voting Rights

        Participants shall have the right to vote the shares of Class A Common Stock purchased under the 2004 Stock Purchase Plan. Shares of Class A Common Stock acquired under the 2004 Stock Purchase Plan will be distributed to each participant prior to any record date established by the Company for any vote of its stockholders and in the interim will be held by the Agent for the account of such participant.

Restrictions on Shares Purchased

        Pursuant to the Company's Restated Certificate of Incorporation, all shares of Class A Common Stock purchased pursuant to the 2004 Stock Purchase Plan will be subject to the Company's right of repurchase upon the participant's termination of employment or affiliation with the Company at the then prevailing Formula Price. All such shares will also be subject to the Company's right of first refusal in the event that the participant desires to sell such shares other than in the Company's Limited Market.

Withdrawals

        Participants may withdraw from the 2004 Stock Purchase Plan, terminate their election to purchase shares and obtain repayment of the balance of any monies held in their accounts at any time prior to the acquisition of shares of Class A Common Stock therewith. No interest will be paid on the money held in the accounts of the participants, unless required by applicable law.

Amendment and Termination

        The Board of Directors of the Company may suspend or amend the 2004 Stock Purchase Plan in any respect, except that no amendment may, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of the stockholders, (i) increase the maximum number of shares authorized to be issued by the Company under the 2004 Stock Purchase Plan or (ii) deny to participating employees the right at any time to withdraw from the 2004 Stock Purchase Plan and thereupon obtain all amounts then due to their credit in their accounts.

        The 2004 Stock Purchase Plan will terminate on July 31, 2007, unless earlier terminated by the Board of Directors.

Administration

        The 2004 Stock Purchase Plan will be administered by the Stock Purchase Committee, whose members are appointed by the Company's Board of Directors to serve at the discretion of the Board. Members of the Stock Purchase Committee will not receive any compensation from the 2004 Stock Purchase Plan or the Company for services rendered in connection therewith.

Agent

        The Company or its designee will be the Agent of the 2004 Stock Purchase Plan.

Federal Income Tax Consequences

        For federal income tax purposes, no taxable income will be recognized by a participant in the 2004 Stock Purchase Plan until the taxable year of sale or other disposition of the shares of Class A Common Stock acquired under the part of the plan which qualifies under Code Section 423. When the shares are disposed of by a participant two years or more from the date such shares were purchased for the participant's account by the Agent, the participant must recognize ordinary income for the taxable year of disposition to the extent of the lesser of (i) the excess of the fair market value of the shares on the purchase date over the amount of the purchase price paid by the participant (the "Discount") or (ii) the excess of the fair market value of the shares at disposition or death over the purchase price. In the event of a participant's death while owning shares acquired under the 2004 Stock Purchase Plan, ordinary income must be recognized in the year of death in the amount specified in the foregoing sentence. When the shares are disposed of prior to the expiration of the two-year holding period specified above (a "disqualifying disposition"), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is by gift or is at a loss. Additional gain, if any, will be short-term or long-term capital gain depending on whether the holding period is more than 12 months or 12 months or less.

        In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares, assuming that the shares are a capital asset in the hands of the participant.

        Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 15% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 35%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 15% for net capital gains and 35% for ordinary income.

        The Company will not be entitled to a deduction at any time for the shares issued pursuant to the part of the 2004 Stock Purchase Plan which qualifies under Code Section 423 if a participant holding such shares continues to hold his or her shares or disposes of his or her shares after the required two-year holding period or dies while holding such shares. If, however, a participant disposes of such shares prior to the expiration of the two-year holding period, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares, subject to the deduction limitation of Code Section 162(m).

        A participant purchasing shares under the non-Code Section 423 component of the Plan will be taxed at ordinary income rates on the Discount at the time of purchase, and the Company will be entitled to a deduction of the same amount.

Section 162(m)

        Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the other four most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Compensation equal to the Discount recognized by the participant on the disqualifying disposition of shares purchased under the 2004 Stock Purchase Plan less than one year after the purchase of such shares will not qualify for any exception to Code Section 162(m).

Scope of Discussion

        The foregoing discussion is intended only as a summary of certain relevant federal income tax consequences and does not purport to be a complete discussion of all of the tax consequences of participation in the 2004 Stock Purchase Plan. Accordingly, participants should consult their own tax advisors with respect to all federal, foreign, state and local tax effects of participation in the 2004 Stock Purchase Plan. Moreover, the Company does not represent that the foregoing tax consequences will apply to any participant's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax-qualified status of the 2004 Stock Purchase Plan.

Recommendation of the Board of Directors; Vote Required

        The Board of Directors believes that approval of the 2004 Stock Purchase Plan is in the best interest of the Company and its stockholders because it provides a means for employees to acquire or increase their stock ownership, thereby aligning their financial interest with the Company's. The Board of Directors has approved the 2004 Stock Purchase Plan and recommends that stockholders vote FOR the approval and adoption of the 2004 Stock Purchase Plan.

        The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, present or represented and entitled to vote at the Annual Meeting is required to approve the 2004 Stock Purchase Plan. A stockholder who signs and submits a ballot or proxy is "present," so an abstention will have the same effect as a vote against those proposals. If the 2004 Stock Purchase Plan is not approved by the Company's stockholders, it will not be implemented.

PROPOSAL III—STOCKHOLDER PROPOSAL REGARDING THE COMPANY'S CLASSIFIED BOARD

        This proposal was submitted by Christopher A. Smith, 3440 Hamlin Road, Lafayette, California 94549. As of April 30, 2004, Mr. Smith beneficially owned 28,935 shares of the Company's Class A Common Stock.

        Resolved:    That SAIC stockholders recommend that the Board of Directors take the necessary steps, in compliance with state law, to declassify the Board for the purpose of director elections and to implement annual director elections. The Board's declassification shall be completed in a manner that does not affect the unexpired terms of directors previously elected.

Stockholder's Supporting Statement

        The Board of Directors is currently separated into three classes. Each year stockholders are requested to vote on directors comprising one of the classes for a three-year term. Because of the classified (or "staggered") board structure, stockholders have the opportunity to vote only on roughly one-third of the directors each year.

        Election of corporate directors is a primary avenue for stockholders to influence corporate affairs and exert accountability on management. The proponent is of the opinion that the current classified board structure without annual elections reduces the accountability of directors to stockholders. The proponent urges you mark your proxy FOR this resolution.

Board of Directors' Statement in Opposition to the Stockholder Proposal

        The Board of Directors recommends a vote AGAINST this proposal for the reasons set forth below.

        The Board of Directors has carefully considered the arguments for and against a classified board. The Board of Directors has concluded that continuing SAIC's classified board is in the best interests of our stockholders and opposes the proposal to change it for the following reasons:

  •
  Continuity and Stability. The Company's employee ownership philosophy and structure is unique and significantly different from other public companies. The classified board structure allows for a majority of directors to have the benefit of experience with our employee ownership, stock pricing and other policies and values that we believe differentiate the Company from most of its competitors. Further, the Company has recently completed a succession plan in which the Board of Directors selected a new Chief Executive Officer to succeed our founder after 35 years of his leadership. Continuity on the board, particularly during times of transition, is viewed by the Board of Directors as being beneficial to the Company's stockholders.

  •
  Long-Term Focus. The Board of Directors is the governing body that has oversight responsibilities for the Company's strategic, long-term planning. The Board of Directors believes that a classified board with staggered, three-year terms for directors promotes a longer-term focus and better facilitates the Company's long-term planning process.

  •
  Value Protection. For many companies, a classified board is viewed as one of the primary means to protect the company against the abuses that can result from a hostile takeover attempt. Although a classified board would not prevent an unsolicited takeover from being consummated, it could give the Board additional time to consider alternative proposals and act in the best interests of the Company and its stockholders. The Board of Directors believes that the continuation of our classified board structure would help protect against hostile takeover attempts not deemed to be in the best interests of stockholders.

  •
  Director Accountability. The Board of Directors believes that electing directors to three-year terms does not reduce their accountability to our stockholders. Directors have the same legal duties and responsibilities to the Company, regardless of the length of their term. Directors who are elected to three-year terms are not insulated from legal responsibility and are just as accountable to stockholders as those who are elected annually.

  •
  Director Recruitment and Retention. Three-year terms may be more attractive to highly qualified individuals who are likely to be in demand for other board positions. As a result, the Company's current three-year director term may make it easier for the Company to attract and retain highly qualified candidates who will provide valuable oversight of the Company, benefiting all stockholders.

Recommendation of the Board of Directors; Vote Required

        The Board of Directors recommends a vote AGAINST the stockholder proposal.    The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, present or represented and entitled to vote at the Annual Meeting is required to approve the proposal. Shares of Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. A stockholder who signs and submits a ballot or proxy is "present," so an abstention will have the same effect as a vote against the proposal. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted AGAINST the stockholder proposal.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

        During the year ended January 31, 2004 ("Fiscal 2004"), the Board of Directors held ten meetings. Average attendance at such meetings of the Board of Directors was 98%. During Fiscal 2004, all incumbent Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board of Directors on which they served. In addition, all Directors other than M.E. Trout and A.T. Young attended the 2003 Annual Meeting of Stockholders. It is the Company's policy that all Directors attend the Company's annual meetings.

        The Board of Directors has various standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Corporate Governance Committee.

Audit Committee

        The functions of the Audit Committee are described below under the heading "Audit Committee Report." The Audit Committee's charter is attached to this Proxy Statement as Annex II. The Audit Committee held ten meetings during Fiscal 2004. The Audit Committee is comprised of five independent directors as defined by the current listing standards of the National Association of Securities Dealers. The Board of Directors has determined that J.A. Drummond, H.M.J. Kraemer, Jr. and C.B. Malone qualify as Audit Committee financial experts as defined by the rules under the Securities Exchange Act of 1934, as amended. The current members of the Audit Committee are C.B. Malone (Chairperson), W.H. Demisch, J.A. Drummond, A.K. Jones and H.M.J. Kraemer, Jr.

Compensation Committee

        The Compensation Committee's responsibilities include: (i) approving the salaries of the Chief Executive Officer and all executive officers named pursuant to Section 16 of the Securities Exchange Act of 1934 ("Executive Officers"); (ii) approving any compensation contracts or severance packages for Executive Officers; (iii) establishing objective performance goals for the Executive Officers under the Company's Bonus Compensation Plan and the amounts potentially payable if such goals are satisfied; (iv) administering such objective performance goals and determining the amounts to be paid; (v) issuing reports required by the Securities and Exchange Commission regarding the Company's compensation policies applicable to the Chief Executive Officer and the four other most highly compensated executive officers and (vi) approving and recommending to the full Board of Directors the compensation paid to outside Directors for their services as members of the Company's Board of Directors. The Compensation Committee held eight meetings during Fiscal 2004. The Compensation Committee consists of Directors who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended and "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The current members of the Compensation Committee are A.T. Young (Chairperson), W.H. Demisch, J.A. Drummond, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, E.J. Sanderson, Jr., R. Snyderman and M.E. Trout.

Executive Committee

        The Executive Committee's charter provides that, to the extent permitted by Delaware law, it shall have and may exercise all powers and authorities of the Board of Directors with respect to the following: (i) taking action on behalf of the Board of Directors during intervals between regularly scheduled meetings of the Board of Directors if it is impractical to delay action on a matter until the next regularly scheduled meeting of the Board of Directors and (ii) overseeing and assisting in the formulation and implementation of human resource management, scientific research policies and financial matters. The Executive Committee held five meetings during Fiscal 2004. The current members of the Executive Committee are K.C. Dahlberg (Chairperson), D.P. Andrews, J.R. Beyster, M.J. Desch, J.E. Glancy, S.D. Rockwood, M.E. Trout, J.H. Warner, Jr. and A.T. Young.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's responsibilities include: (i) establishing a procedure for identifying nominees for election as Directors to the Board of Directors; (ii) reviewing and recommending to the Board of Directors criteria for membership on the Board; (iii) proposing nominees to fill vacancies on the Board of Directors as they occur; (iv) evaluating and recommending candidates for the position of Chief Executive Officer in the event a vacancy arises or is anticipated to arise; (v) consulting with the Chief Executive Officer with respect to the evaluation and performance of the Company's executive officers and members of management considered capable of becoming executive officers of the Company; and (vi) addressing matters of corporate governance not otherwise delegated to other committees of the Board. The Nominating Committee and the Governance Committee were combined to form the Nominating and Corporate Governance Committee at the October 10, 2003 Board of Directors meeting. A copy of the Nominating and Corporate Governance Committee's charter is available at the Company's website at www.saic.com/corporategovernance/.

        The Nominating and Corporate Governance Committee (including meetings of the Nominating Committee and the Governance Committee before the combination) held two meetings during Fiscal 2004. The current members of the Nominating and Corporate Governance Committee are A.T. Young (Chairperson), J.R. Beyster, W.H. Demisch, W.A. Downing, J.A. Drummond, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, S.D. Rockwood, E.J. Sanderson, Jr., R. Snyderman and M.E. Trout. W.H. Demisch, J.A. Drummond, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, E.J. Sanderson, Jr., R. Snyderman, M.E. Trout and A.T. Young are independent directors as defined by the current listing standards of the National Association of Securities Dealers.

        The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of our Board, business contacts, community leaders, members of our management. To date, the Company has not utilized the services of any third parties to which it paid a fee to assist in identifying or evaluating candidates. The Nominating and Corporate Governance Committee also would consider any stockholder recommendation for director nominees that is properly received in accordance with our Bylaws as discussed below and applicable rules and regulation of the SEC.

        The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. Nominees for Director should possess the level of education, experience, sophistication and expertise required to perform the duties of a member of the Board of Directors of a public company of the Company's size and scope. The Nominating and Corporate Governance Committee evaluates all candidates on the basis of the above qualifications, the existing composition and mix of talent and expertise on the Board and other criteria that may vary from time to time. In evaluating a candidate, the Nominating and Corporate Governance Committee will consider all available information concerning the candidate, may solicit the views of management and other members of the Board and may conduct interviews of proposed candidates.

        Any stockholder may nominate a person for election as a Director of the Company by complying with the procedure set forth in the Company's Bylaws. Pursuant to Section 3.03 of the Company's Bylaws, in order for a stockholder to nominate a person for election as a Director, such stockholder must give timely notice to the Secretary of the Company prior to the meeting at which Directors are to be elected. To be timely, notice must be received by the Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information about the nominee, including his or her name, age, business and residence addresses and principal occupation during the past five years, the class and number of shares of Common Stock beneficially owned by such nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The notice must also contain certain information about the stockholder proposing to nominate that person. Pursuant to Section 3.03 of the Company's Bylaws, the Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a Director.

Retirement Policies

        The recommended retirement age for an outside director, other than the former chief executive officer and founder of this Company, is 72 years of age. The recommended retirement age for an inside director, other than the former chief executive officer and founder of this Company, is 65 years of age.

        The mandatory retirement date for officers designated under Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 Officers"), is the date of the first annual meeting of stockholders that occurs after the Section 16 Officer's 65th birthday. However, any Section 16 Officer that was age 65 or older at the time the retirement policy was adopted in October 2003 will be allowed to serve as a Section 16 Officer for up to an additional three-year transition period.

Communications with the Board

        Stockholders may communicate with an individual Director, the independent Directors as a group or the Company's entire Board of Directors by contacting Douglas E. Scott, Senior Vice President, General Counsel and Secretary, at:

  Science Applications International Corporation
  10260 Campus Point Drive
  San Diego, CA 92121
  (858) 826-6000

        All communications to an individual Director will be forwarded directly to the individual Director or, if sent to the Board of Directors, it will be forwarded to the Chairman of the Board of Directors and the Chairman of the Nominating and Corporate Governance Committee. Communications sent to the independent Directors as a group will be forwarded to all independent Directors.

EXECUTIVE AND DIRECTORS COMPENSATION

Summary Compensation

        The following table (the "Summary Compensation Table") sets forth information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 2004, 2003 and 2002, of those persons who were, at January 31, 2004 (i) the Chief Executive Officer, (ii) the former Chief Executive Officer and (iii) the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). The Summary Compensation Table sets forth the annual and long-term compensation earned by the Named Executive Officers for the relevant fiscal year, whether or not paid in such fiscal year.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation								Number of Securities Underlying Options
Name and Principal Position	Fiscal Year							Restricted Stock Awards(3)				All Other Compensation(4)
		Salary(1)			Bonus(2)
K.C. Dahlberg Chief Executive Officer and President	2004		$250,000	(5)		$1,010,000	(6)		0	225,000	(7)		$0
J.R. Beyster(8)	2004 2003 2002	$ $ $	1,047,116 988,898 969,231		$ $ $	1,000,000 1,000,000 1,000,000		$ $ $	0 0 0	0 0 0		$ $ $	13,445 13,308 12,981
D.P. Andrews	2004 2003 2002	$ $ $	504,519 467,308 442,207		$ $ $	699,992 600,014 500,003		$ $ $	199,984 200,000 200,007	100,000 75,000 100,000		$ $ $	13,445 13,308 12,981
T.E. Darcy	2004 2003 2002	$ $ $	470,000 425,001 415,385		$ $ $	599,992 500,014 490,003		$ $ $	99,992 100,014 100,003	75,000 75,000 100,000		$ $ $	10,945 10,958 0
M.J. Desch	2004 2003	$ $	515,000 285,675	(9)	$ $	599,984 500,000		$ $	99,992 100,014	106,070 204,070		$ $	9,056 9,408
J.H. Warner, Jr.	2004 2003 2002	$ $ $	475,962 428,365 427,289		$ $ $	510,015 449,994 345,010		$ $ $	99,992 125,011 149,988	50,000 45,000 60,000		$ $ $	13,445 13,308 12,981

(1)
Includes amounts paid in lieu of unused comprehensive leave.

(2)
Includes the award of the following number of shares of Class A common stock with a market value as of the date of grant (calculated by multiplying the Formula Price of the Class A common stock on the date of grant by the number of shares awarded) for Fiscal Years 2004, 2003 and 2002, respectively, as follows: D.P. Andrews: 2,738 shares, with a market value of $99,992, 3,497 shares, with a market value of $100,014, 3,035 shares, with a market value of $100,003; T.E. Darcy: 2,738 shares, with a market value of $99,992, 3,497 shares, with a market value of $100,014, 3,035 shares, with a market value of $100,003; M.J. Desch: 5,476 shares, with a market value of $199,984, 6,993 shares, with a market value of $200,000 and 0 shares; J.H. Warner, Jr.: 2,191 shares, with a market value of $80,015, 2,797 shares, with a market value of $79,994 and 1,366 shares, with a market value of $45,010.

(3)
The amount reported represents the market value on the date of grant (calculated by multiplying the Formula Price of the Class A common stock on the date of grant by the number of shares awarded), without giving effect to the diminution in value attributable to the restrictions on such stock. Restricted stock vests as to 20%, 20%, 20%, and 40% on the first, second, third, and fourth year anniversaries of the date of grant, respectively. See "Continued Vesting on Vesting Stock and Options for Retirees" for rights to continued vesting after retirement for certain holders. The amount reported represents the following number of restricted shares of Class A common stock awarded for Fiscal Years 2004, 2003 and 2002, respectively: D.P. Andrews: 5,476 shares, 6,993 shares and 6,070 shares; T.E. Darcy: 2,738 shares, 3,497 shares and 3,035 shares; M.J. Desch: 2,738 shares, 3,497 shares and 0 shares; and J.H. Warner, Jr.: 2,738 shares, 4,371 shares and 4,552 shares. As of January 31, 2004, the aggregate restricted stock holdings (other than restricted stock which has been deferred into the Key Executive Stock Deferral Plan) for the Named Executive Officers were as follows: K.C. Dahlberg: 0 shares; J.R. Beyster: 0 shares; D.P. Andrews: 4,856 shares, with a market value as of such date of $177,341; T.E. Darcy: 5,319 shares, with a market value as of such date of $194,250; M.J. Desch: 0 shares; and J.H. Warner, Jr.: 6,627 shares, with a market value as of such date of $242,018. Dividends are payable on such restricted stock if and when declared. However, the Company has never declared or paid a dividend on its capital stock and no dividends on its capital stock are contemplated in the foreseeable future.

(4)
Represents amounts contributed or accrued by the Company for the Named Executive Officers under the Company's 401(k) Profit Sharing Plan, ESRP and/or the Telcordia Plan.

(5)
Mr. Dahlberg joined the Company as Chief Executive Officer in November 2003. Mr. Dahlberg's annual salary for Fiscal 2004 would have been $1,000,000.

(6)
Includes $660,000 paid as a cash sign on bonus. See "Employment Agreements."

(7)
Issued pursuant to K.C. Dahlberg's Letter Agreements. See "Employment Agreements."

(8)
Dr. Beyster served as Chief Executive Officer until November 2003.

(9)
Mr. Desch joined the Company in July 2002. Mr. Desch's annual salary for Fiscal 2003 would have been $500,000.

Option Grants

        The following table sets forth information regarding grants of options to purchase shares of Class A common stock pursuant to the Company's 1999 Stock Incentive Plan made during Fiscal 2004 to the Named Executive Officers.

Option Grants In Last Fiscal Year

								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(1)		% of Total Options Granted to Employees in Fiscal 2004
Name					Exercise Price (Per Share)		Expiration Date
								5%		10%
K.C. Dahlberg	225,000	(3)	2.2%			$31.79	11/2/08		$1,976,173		$4,366,825
J.R. Beyster	0		N/A			N/A	N/A		N/A		N/A
D.P. Andrews	75,000	(4)	*			$28.60	4/9/08		$592,624		$1,309,544
T.E. Darcy	75,000	(4)	*			$28.60	4/9/08		$592,624		$1,309,544
M.J. Desch	2,000 100,000 4,070	(4)	* 1.0 *	%	$ $ $	28.60 28.60 29.02	2/25/08 4/9/08 5/8/08	$ $ $	15,803 790,165 32,632	$ $ $	34,921 1,746,059 72,108
J.H. Warner, Jr.	45,000	(4)	*			$28.60	4/9/08		$355,574		$785,726

*
Less than 1% of the total options granted to employees in Fiscal 2004.

(1)
All such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant,

  respectively. See "Continued Vesting on Vesting Stock and Options for Retirees" for rights to continued vesting after retirement for certain holders.

(2)
The potential realizable value is based on an assumption that the Formula Price of the Class A common stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the 5-year option term. These values are calculated based on the regulations promulgated by the Securities and Exchange Commission and should not be viewed in any way as an estimate or forecast of the future performance of the Class A common stock. There can be no assurance that (i) the values realized upon the exercise of the stock options will be at or near the potential realizable values listed in this table, (ii) the Class A common stock will in the future provide returns comparable to historical returns or (iii) the Formula Price will not decline.

(3)
Represents a sign-on bonus. See "Employment Agreements."

(4)
Although the listed grants of options were made during Fiscal 2004, such grants relate to the individual's service for the fiscal year ended January 31, 2003.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information regarding the exercise of options during Fiscal 2004 and unexercised options to purchase Class A common stock granted during Fiscal 2004 and prior years under the Company's 1998 Stock Option Plan and 1999 Stock Incentive Plan to the Named Executive Officers and held by them at January 31, 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Value

			Number of Securities Underlying Unexercised Options at January 31, 2004		Value of Unexercised In-the-Money Options at January 31, 2004(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
K.C. Dahlberg	0	N/A	0	225,000	N/A	$1,064,250
J.R. Beyster	0	N/A	0	0	N/A	N/A
D.P. Andrews	0	N/A	180,000	255,000	$2,078,900	$1,645,000
T.E. Darcy	0	N/A	118,389	225,970	$698,624	$1,328,259
M.J. Desch	0	N/A	20,814	189,326	$158,839	$1,473,720
J.H. Warner, Jr.	80,000	$1,525,200	70,000	150,000	$549,620	$969,930

(1)
Based on the Formula Price of the Class A common stock as of such date less the exercise price of such options.

Employment Agreements

        The Company and K. C. Dahlberg are parties to two letter agreements both of which are dated October 3, 2003 ("Dahlberg Letter Agreements") pursuant to which Mr. Dahlberg serves as Chief Executive Officer of the Company. The Dahlberg Letter Agreements provide that Mr. Dahlberg will receive (i) a base salary of $1,000,000 per year, (ii) a short-term performance bonus for Fiscal Year 2004 of $1,000,000 with the potential for up to $1,500,000 for extraordinary performance, which bonus will be payable in cash and fully vested SAIC Class A Common Stock, (iii) a cash sign-on bonus of $660,000, (iv) an award of 104,919 shares of SAIC's vesting Class A Common Stock, (v) an award of a vesting option to purchase up to 225,000 shares of SAIC Class A Common Stock, (vi) reimbursement of expenses incurred in connection with the relocation of Mr. Dahlberg and his family to the Company's principal place of business and (vi) a gross up to Mr. Dahlberg's salary to cover the federal, state and local income and employment tax liability on the relocation benefits provided by the Company. The number of vesting shares actually issued to Mr. Dahlberg was reduced by mutual agreement because of an adjustment to the benefits Mr. Dahlberg forfeited upon his resignation from his former employer. In addition, the Dahlberg Letter Agreements provide that Mr. Dahlberg's long-term bonus for Fiscal Year 2005 will be awarded in the form of a vesting option to purchase shares and that the number of option shares granted at target for Fiscal Year 2005 would be equal to $5,300,000 divided by the Formula Price in effect when the option is granted. The Dahlberg Letter Agreements provide that in the event Mr. Dahlberg's employment is involuntarily terminated by the Company during the first three years for reasons other than cause, the Company would continue Mr. Dahlberg's base salary, target short-term bonus and benefits for the balance of that period. In order to receive these severance benefits, Mr. Dahlberg would be required to sign a release and a non-compete/non-solicitation agreement. At the end of the period, Mr. Dahlberg would be provided with at least two years of non-paid consulting status. For purposes of the Dahlberg Letter Agreements, "cause" is defined as "(i) a willful failure to substantially perform your duties, (ii) gross misconduct or (iii) conviction of a felony."

        The Company and M.J. Desch are parties to two letter agreements both of which are dated June 13, 2002 ("Desch Letter Agreements") pursuant to which Mr. Desch serves as Chief Executive Officer of Telcordia Technologies, Inc., a subsidiary of the Company ("Telcordia"). The Desch Letter Agreements provide that Mr. Desch will receive (i) an initial base salary of $500,000 per year, (ii) a short-term performance bonus for Fiscal Year 2003 of $500,000 with the potential for up to $750,000 for extraordinary performance, which bonus will be payable in cash and fully vested SAIC Class A Common Stock, (iii) an award of 30,250 shares of SAIC's vesting Class A Common Stock, (iv) an award of a vesting option to purchase up to 100,000 shares of SAIC Class A Common Stock, (v) reimbursement of expenses incurred in connection with the relocation of Mr. Desch and his family to Telcordia's principal place of business, (vi) a no interest "bridge loan" if needed, until Mr. Desch's former home is sold and (vii) a gross up to Mr. Desch's salary to cover the federal, state and local income and employment tax liability on the relocation benefits provided by Telcordia. The offer of a no interest bridge loan was later withdrawn based on mutual agreement. In addition, the Desch Letter Agreements provide that Mr. Desch's long-term bonus for Fiscal Year 2003 will be awarded in the form of a vesting option to purchase shares and that the number of option shares granted at target for Fiscal Year 2003 would be equal to $3,300,000 divided by the Formula Price in effect when the option is granted. The Desch Letter Agreements also provide Mr. Desch the opportunity to subscribe to purchase up to 10,000 shares of SAIC's Class A Common Stock in the Limited Market and, contingent upon such purchase, to receive one vesting option for every share purchased. The Desch Letter Agreements provide that in the event Mr. Desch's employment is terminated by Telcordia for reasons other than cause, Telcordia would pay to Mr. Desch 18 months of his base salary and his relocation benefits and provide Mr. Desch with two years of consulting status. In order to receive these severance benefits, Mr. Desch would be required to sign a release and a non-compete/non-solicitation agreement. For purposes of the Desch Letter Agreements, "cause" is defined as "(i) a willful failure to substantially perform your duties, (ii) gross misconduct or (iii) conviction of a felony."

Directors' Compensation

        All non-employee directors are paid an annual retainer of $25,000 or $35,000 if they chair a committee of the Board and also serve on another committee. Non-employee directors also receive $1,000 for each meeting of the Board of Directors or of the committees on which they serve and are reimbursed for expenses incurred while attending meetings or otherwise performing services for the Company. In addition, a stock bonus of approximately 1,000 shares of Class A common stock will be offered to non-employee director nominees as an inducement to join the Board. Because W.A. Downing is a consulting employee, Mr. Downing receives the annual retainer and meeting fees in addition to the compensation received as a consulting employee.

        Directors are eligible to receive stock options under the Company's 1999 Stock Incentive Plan. For services rendered as a Director during Fiscal 2004, W.H. Demisch, W.A. Downing, J.A. Drummond, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, E.J. Sanderson, Jr., R. Snyderman, M.E. Trout and A.T. Young each received options to purchase 12,000 shares of Class A common stock at $36.52 per share. All such options were granted at a price equal to the market value of the Class A common stock (as reflected by the Formula Price) on the date of grant, become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. See "Continued Vesting on Vesting Stock and Options for Retirees" for rights to continued vesting after retirement for certain holders.

        W.A. Downing, a Director of the Company, is a consulting employee of the Company and receives compensation at a fixed hourly rate. B.R. Inman, a former Director of the Company was an unscheduled professional employee of the Company until December 31, 2003. In Fiscal 2004, W.A. Downing and B.R. Inman received $387,813 and $132,715, respectively, of compensation pursuant to these arrangements, but neither was eligible for or received the benefits generally available to full-time employees of the Company. In addition, B.R. Inman received the use of an office and administrative support for his activities related to the Company as well as his personal business and charitable activities, which personal business and charitable use and support was valued at $996 for Fiscal 2004. J.A. Welch, a former Director of the Company, was an unscheduled professional employee of the Company until January 2004 when he changed his status to a consulting employee. In Fiscal, 2004, J.A. Welch received compensation of $88,425 plus the benefits generally available to all full-time employees of the Company.

        See "Certain Relationships and Related Transactions" for information with respect to transactions between the Company and certain entities in which certain Directors of the Company may be deemed to have an interest.

Continued Vesting on Vesting Stock and Options for Retirees

        The Compensation Committee of the Board recently approved changes which would allow certain retirees to continue holding and vesting in their vesting stock and stock options after retirement. Retirement is defined as terminating service with the Company (i) after age 59 1/2 with at least ten years of service with the Company, (ii) when age at termination plus years of service with the Company equals at least 70 or (iii) after age 65 regardless of their length of service with the Company for Section 16 Officers. The Company will have the right to terminate this continued vesting if a retiree violates the terms of his or her inventions, copyright and confidentiality agreement with the Company. The Company will have the right to repurchase shares held by retirees after their options are exercised and/or their shares are fully vested. If a retiree is a participant in the Company's Alumni Program (a program which allows eligible retirees the ability to defer the repurchase of their shares for up to five years after termination), the Company will have the right to repurchase shares held by the retiree upon the termination of the retiree's participation in the Alumni Program. This policy change will be implemented for all unvested stock and options awarded after July 1, 2004. However, for Section 16 Officers and Directors retiring after reaching mandatory retirement age, this policy change will apply to all unvested stock and options held by them regardless of when the vesting stock and options were awarded. See "Retirement Policies." The Compensation Committee of the Board will have oversight over the treatment of any unvested stock and options granted to retiring Section 16 Officers prior to this policy change.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        Since its inception, the Company has been an employee-owned corporation based upon the philosophy that "those who contribute to the Company should own it, and ownership should be commensurate with that contribution and performance as much as feasible." The Company's compensation policies, plans and programs seek to implement this employee ownership philosophy by closely aligning the financial interest of the Company's employees, including executive officers, with the financial interest of its stockholders.

        As members of the Compensation Committee, it is our responsibility to approve the salaries paid to the Company's Chief Executive Officer and all executive officers named pursuant to Section 16 of the Securities Exchange Act of 1934, which includes the four other most highly paid executive officers of the Company ("Executive Officers"), and to recommend to the Stock Plans Committee of the Board of Directors the amount of grants to be made to the Chief Executive Officer and the Executive Officers under the Company's Bonus Compensation Plan. These determinations are made in light of individual, corporate and business unit performance, the performance of our competitors and other similar businesses and relevant market compensation data. To assist the Compensation Committee in carrying out these responsibilities, Mellon Human Resources & Investor Solutions (formerly iQuantic Buck), an executive compensation consulting firm ("Mellon"), was retained by the Compensation Committee to review the compensation paid to the Company's Chief Executive Officer and the four other highest paid executive officers of the Company during the fiscal year ended January 31, 2004 ("Fiscal 2004") and to provide a competitive assessment of the various components of such compensation.

        The compensation policy of the Company, which is endorsed by the Compensation Committee, is that a substantial portion of the total compensation of executive officers be related to and contingent upon their individual contribution and performance, the performance of business units under their management and the performance of the Company as a whole. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue, profitability and stockholder value, while at the same time motivating its executive officers to perform to the fullest extent of their abilities.

        The Company has continued to set the annual base salaries of its executive officers at competitive levels and continues to cause a significant portion of an executive officer's compensation to consist of annual and longer-term incentive compensation which are variable and closely tied to corporate, business unit and individual performance. For Fiscal 2004, more than half of the executive officers' total compensation was paid as incentive compensation. As a result, much of an executive officer's total compensation was "at risk" and dependent on performance during the prior fiscal year.

        An executive officer's incentive compensation may consist of cash, fully vested stock, vesting stock, options, stock units or a combination of these components. Generally, an annual bonus is given after the end of the fiscal year based on individual, corporate and business unit performance for such fiscal year and an executive officer's respective responsibilities, strategic and operational goals and levels of historic and anticipated performance. By awarding bonuses of vesting stock and vesting stock options, the Company seeks to encourage individuals to remain with the Company and continue to focus on the long-term technical and financial performance of the Company and on increasing stockholder value. Further, the exercise price of all stock options granted is equal to the stock price of the Class A common stock on the date of grant. Therefore, such options only have value to the extent that the stock price of the Company's Class A common stock increases during the term of the stock option.

        The Company's general philosophy is to encourage employees to have significant stockholdings in the Company so that they have sufficient economic incentive to maximize the Company's long-term performance and stock value. In 2003, the Company formalized this philosophy and adopted stock ownership guidelines for its officers, including the Chief Executive Officer and Named Executive

Officers. Under these guidelines, all officers are expected to acquire and maintain stockholdings in the Company in amounts expressed as a multiple of base salary. The guidelines provide for various window periods within which the stock ownership levels are to be achieved. These guidelines establish a clear link between stock ownership, long-term strategic thinking and compensation programs that are tied to corporate performance and the interests of the stockholders.

        In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and the Company's other executive officers, the Compensation Committee recognized that the Company exceeded the performance objectives in all four key performance objectives. During the past fiscal year, it continued to sustain and grow its revenue and profitability and also exceeded its planned objectives in the areas of cash flow and contract awards.

        Dr. Beyster served as Chief Executive Officer until November 2003 and continues to serve as the Chairman of the Board. During the past fiscal year, Dr. Beyster was paid a base salary of $990,0001 which represented a 4.2% increase over his base salary for the prior year. Dr. Beyster was also paid a cash bonus of $1,000,000 for Fiscal 2004. Considering the Company's successful performance during the past fiscal year, the continued diversification of the Company's business base and the continued availability of Dr. Beyster's knowledge of the Company's business and industry, the Compensation Committee believes that Dr. Beyster's bonus was well warranted.

1
The variance between this amount and Dr. Beyster's base salary reported in the Summary Compensation Table is attributable to payment for his unused comprehensive leave.

        Mr. Dahlberg joined the Company as Chief Executive Officer in November 2003 and receives an annual base salary of $1,000,000. Mellon has concluded that Mr. Dahlberg's base salary is competitive with the market median in its compensation survey database for chief executive officers for general industry, high technology, aerospace/defense and communications companies.

        As part of Mr. Dahlberg's negotiated employment offer, Mr. Dahlberg received a cash sign-on bonus of $660,000 and was awarded 84,545 shares of vesting Class A Common Stock having a value as of the grant date of $2,687,686 and a vesting option to purchase up to 225,000 shares of SAIC Class A Common Stock. In approving the terms of Mr. Dahlberg's employment offer, the Compensation Committee consulted with Mellon and considered the compensation packages available for comparable positions, the need to hire an executive with proven experience in the industry and proven strategic, financial and leadership skills. The Compensation Committee also considered the compensation and benefits Mr. Dahlberg forfeited upon his resignation from his former employer.

        In accordance with his employment offer, Mr. Dahlberg received a pro-rated bonus of $350,000 for Fiscal Year 2004. The Compensation Committee believes that Mr. Dahlberg's bonus was well warranted in light of the successful and smooth transition in leadership that occurred.

        Mellon has reviewed the compensation for each of the other four highest paid executive officers of the Company during its last fiscal year and has reported to the Compensation Committee that, based on industry survey data collected by Mellon, the compensation of these executive officers was within an acceptable range of competitive market levels for individuals with comparable duties and responsibilities.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation in excess of $1 million paid in any one year to the chief executive officer and the other four highest paid executive officers. In order to maintain maximum tax deductibility of executive compensation, the Company obtained stockholder approval of the 1999 Stock Incentive Plan and the amendment and restatement of the 1984 Bonus Compensation Plan. The Compensation Committee will continue to monitor compensation programs in light of Section 162(m);

however, the Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and its stockholders.

        The Compensation Committee believes that the compensation policies, plans and programs the Company has implemented, and which the Compensation Committee endorses, have encouraged management's focus on the long-term financial performance of the Company and have contributed to achieving the Company's technical and financial success.

                A.T. Young (Chairperson)
                W.H. Demisch
                J.A. Drummond
                A.K. Jones
                H.M.J. Kraemer, Jr.
                C.B. Malone
                E.J. Sanderson, Jr.
                R. Snyderman
                M.E. Trout

March 31, 2004

Stockholder Return Performance Presentation

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Class A common stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Index and the cumulative total return of the Goldman Sachs Technology Services Index for the five (5) fiscal years ending January 31, 2004. The comparison of total return shows the change in year-end stock price, assuming the immediate reinvestment of all dividends for each of the periods.

Comparison Of Five-Year Cumulative Total Return—SAIC Class A Common Stock vs. S&P 500 and Goldman Sachs Technology Services Index

SAIC Stock Price Growth vs. S&P 500 and Goldman Sachs Technology Services Index

AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the integrity of the Company's financial statements, (ii) compliance by the Company with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's internal audit function and independent auditors. The Audit Committee recognizes that the Company's management is responsible for the preparation and certification of the Company's financial statements and the Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and oversee these processes. We rely on the information provided to us and on the representations made by management and the independent auditors as to the consolidated financial statements being prepared in accordance with generally accepted accounting principles.

        The duties and responsibilities of the Audit Committee have been set forth in a written charter since 1975. As set forth in more detail in the Audit Committee Charter, the Audit Committee's primary responsibilities fall into the following categories.

  •
  Internal Controls and Disclosure Controls—review and make recommendations concerning the quality, adequacy and effectiveness of the Company's internal control structure and procedures for financial reporting based on input from the independent auditors and internal auditors, review with management the disclosure controls and procedures of the Company designed to ensure timely collection and evaluation of information required to be disclosed in the Company's filings with the Securities and Exchange Commission and review the independent accountant's procedures and management of the audit related to internal control.

  •
  Independent Audit—retain the independent auditors to audit the Company's consolidated financial statements, pre-approve the compensation and fees to be paid to the independent auditors, review the nature of services to be performed and pre-approve all audit and non-audit services to be performed by the independent auditors in advance, evaluate the qualifications, performance and independence of the independent auditor, review the proposed audit scope and procedures to be utilized and obtain a post-audit report from the independent auditors.

  •
  Internal Audit—evaluate the qualifications, organizational structure, resources and performance of the internal audit function, review the proposed audit plan, receive periodic summaries of findings from completed audits, the status of major audits in process and the completion of the current year's internal audit plan and receive timely notification of any issues or concerns identified during the course of internal audits.

  •
  Financial Reporting—review with management and the independent auditors the Company's annual and quarterly consolidated financial statements, including the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations," that will be contained in the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission, discuss with the independent auditors its judgments about the quality and not just the acceptability of the accounting principles used by the Company and discuss earnings press releases with management and information provided to analysts and rating agencies.

  •
  Ethical and Legal Compliance—review the effectiveness of the Company's system for monitoring compliance with laws and regulations, establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, review and monitor compliance with the code of ethics for senior financial officers and the chief executive officer, review the code of ethical conduct and reporting applicable to the Company's in-house and outside attorneys and receive, evaluate and handle any complaints submitted to or reported to the Audit Committee.

  •
  Other Responsibilities—discuss and evaluate the Company's policies regarding risk assessment and mitigation and conduct an annual self-evaluation of the performance of the Audit Committee.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  met with the Company's internal auditors and independent auditors, with and without management present, and discussed the plans for their respective audits, the results of their audits, their evaluations of the Company's internal controls and the quality of the Company's financial reporting;

  •
  met with the Company's management to discuss any matter management or the Audit Committee believes should be discussed privately without the internal auditor and/or independent auditors present;

  •
  reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent auditors, the audited consolidated financial statements for the fiscal year ended January 31, 2004, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

  •
  discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Accounting Standards No. 61 (Communication with Audit Committees);

  •
  received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

  •
  discussed with Deloitte & Touche LLP their independence from the Company and management; and

  •
  considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining their independence and pre-approved all audit and non-audit services and fees.

        Based on the reviews and discussions summarized in this Report and subject to the limitations on our role and responsibilities referred to above and contained in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission.

                C.B. Malone (Chairperson)
                W.H. Demisch
                J.A. Drummond
                A.K. Jones
                H.M.J. Kraemer, Jr.

March 31, 2004

AUDIT MATTERS

Independent Auditors

        The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP to serve as its independent auditors for the audit of the Company's financial statements for the fiscal year ending January 31, 2005. Representatives of Deloitte & Touche LLP will be at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit And Non-Audit Fees

        Aggregate fees billed to the Company for the fiscal years ended January 31, 2004 and January 31, 2003 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte & Touche"):

	2004	2003
Audit Fees (a)	$2,643,756	$2,655,751
Audit-Related Fees (b)	320,175	365,529
Tax Fees (c)	651,913	1,269,417
All Other Fees	—	—

Total Fees	$3,615,844	$4,290,697

(a)
Audit fees include audit of consolidated financial statements, required statutory audits, quarterly reviews, review of Annual Report on Form 10-K, consents, review of registration statements, comfort letters, attendance at audit committee and stockholder meetings and review of the proxy statement for the annual meeting.

(b)
Includes fees for consultation and planning related to Sarbanes-Oxley 404-readiness projects of $91,770 for the year ended January 31, 2004, audits of employee benefit plans of $127,100 and $180,500, for the fiscal years ended January 31, 2004 and 2003, respectively, accounting consultation of $13,805 and $81,464, for the years ended January 31, 2004 and 2003, respectively and stand alone audits as part of other statutory and contractual requirements of $87,500 and $103,565 for the year ended January 31, 2004 and 2003, respectively.

(c)
Represents fees for tax services related to preparation of foreign subsidiary tax returns, planning matters and other tax related projects.

        The Audit Committee has considered whether the above services provided by Deloitte & Touche are compatible to maintaining the independence of Deloitte & Touche. The Chairman of the Audit Committee has the authority to preapprove audit and non-audit services as necessary between regular meetings of the Audit Committee; provided that any such services so preapproved shall be disclosed to the full Audit Committee at its next scheduled meeting. 100% of Audit, Audit-Related, Tax, and All Other Fees were preapproved by the Audit Committee.

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

Class A Common Stock

        To the best of the Company's knowledge, as of the Record Date, no person (other than Vanguard Fiduciary Trust Company ("Vanguard") in its capacity as trustee of the Retirement Plans) beneficially owned more than 5% of the outstanding shares of Class A common stock. The following table sets forth, as of the Record Date, to the best of the Company's knowledge, the number of shares of Class A common stock beneficially owned by each Director, each nominee for Director, the Named Executive Officers and all executive officers and Directors as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
D.P. Andrews	395,479	(3)	*
J.R. Beyster	1,041,214		*
K.C. Dahlberg	20,000	(3)	*
T.E. Darcy	177,805	(3)	*
W.H. Demisch	121,109	(3)	*
M.J. Desch	66,377	(3)	*
W.A. Downing	59,425		*
J.A. Drummond	1,000	(3)	*
D.H. Foley	142,980	(3)	*
J.E. Glancy	533,666	(3)	*
A.K. Jones	58,272		*
H.M.J. Kraemer, Jr.	69,109	(3)	*
C.B. Malone	106,300		*
S.D. Rockwood	250,506	(3)	*
E.J. Sanderson, Jr.	2,800		*
R. Snyderman	5,200	(3)	*
M.E. Trout	139,083	(3)	*
R.I. Walker	34,184	(3)	*
J.P. Walkush	257,477	(3)	*
J.H. Warner, Jr.	437,767	(3)	*
A.T. Young	49,469	(3)	*
Vanguard Fiduciary Trust Company, as trustee 400 Vanguard Boulevard Malvern, PA 19355	80,616,535		44.1	%(4)
All executive officers and Directors as a group (29 persons)	5,394,601	(3)	2.9	%(5)

*
Less than 1% of the outstanding shares of Class A common stock and less than 1% of the voting power of the Common Stock.

(1)
The beneficial ownership depicted in the table includes: (i) the approximate number of shares allocated to the account of the individual by the Trustee of the Company's ESRP, 401(k) Profit Sharing Plan and/or the Telcordia Plan as follows: D.P. Andrews (14,852 shares), J.R. Beyster (3,005 shares), T.E. Darcy (480 shares), M.J. Desch (409 shares), W.A. Downing (2,878 shares), D.H. Foley (9,471 shares), J.E. Glancy (83,569 shares), S.D. Rockwood (11,789 shares), R.I. Walker (154 shares), J.P. Walkush (23,536 shares), J.H. Warner, Jr. (110,567 shares) and all executive officers and Directors as a group (395,735 shares); (ii) shares subject to options exercisable within 60 days following the Record Date, as follows: D.P. Andrews (215,000 shares), T.E. Darcy (156,601 shares), W.H. Demisch (27,800 shares), M.J. Desch (42,028 shares), W.A. Downing (4,200 shares), D.H. Foley (97,000 shares), J.E. Glancy (98,000 shares), A.K. Jones (27,800 shares),

  H.M.J. Kraemer, Jr. (27,800 shares), C.B. Malone (27,800 shares), S.D. Rockwood (110,000 shares), E.J. Sanderson, Jr. (1,800 shares), R. Snyderman (4,200 shares), M.E. Trout (19,400 shares), R.I. Walker (20,000 shares), J.P. Walkush (66,000 shares), J.H. Warner, Jr. (126,000 shares), A.T. Young (27,800 shares) and all executive officers and Directors as a group (1,698,429 shares); (iii) shares held by spouses, minor children or other relatives sharing a household with the individual, as follows: all executive officers and Directors as a group (9,264 shares); and (iv) shares held by certain trusts or foundations established by the individual, as follows: J.R. Beyster (1,038,209 shares), W.A. Downing (49,889 shares), J.E. Glancy (254,588 shares), C.B. Malone (78,500 shares), S.D. Rockwood (104,606 shares), M.E. Trout (119,683 shares), J.H. Warner, Jr. (129,606 shares) and all executive officers and Directors as a group (1,995,898 shares).

(2)
Based on 182,909,109 shares of Class A common stock outstanding as of the Record Date.

(3)
Does not include the following shares held for the account of the individual in the Key Executive Stock Deferral Plan or the Management Stock Compensation, which shares are not deemed to be beneficially owned by the insider: D.P. Andrews (34,159 shares), K.C. Dahlberg (84,545 shares), T.E. Darcy (16,458 shares), W.H. Demisch (18,266 shares), M.J. Desch (36,485 shares), J.A. Drummond (622 shares), D.H. Foley (11,058 shares), J.E. Glancy (63,330 shares), H.M.J. Kraemer, Jr. (14,971 shares), S.D. Rockwood (7,574 shares), R. Snyderman (2,486 shares), M.E. Trout (36,010 shares), R.I. Walker (14,461 shares), J.P Walkush (44,273 shares), J.H. Warner, Jr. (41,371 shares), A.T Young (25,423 shares) and all executive officers and Directors as a group (719,414 shares).

(4)
At the Record Date, Vanguard, as Trustee for the Retirement Plans, beneficially owned the following percentage of the outstanding shares of Class A common stock and Class B common stock and voting power of the Common Stock under the following plans for the benefit of plan participants: ESRP: 26.9% Class A common stock, 7.3% Class B common stock and 26.5% of the voting power of the Common Stock; 401(k) Profit Sharing Plan: 13.4% Class A common stock and 13.0% of the voting power of the Common Stock; Telcordia Plan: 3.4% Class A common stock and 3.3% of the voting power of the Common Stock; and AMSEC Plan: 0.4% Class A common stock and 0.4% of the voting power of the Common Stock. The shares beneficially owned by Vanguard are also included in the amounts held by individuals and the group set forth in this table.

(5)
Represents 2.9% of the voting power of the Common Stock.

Class B Common Stock

        The following table sets forth, as of the Record Date, to the best of the Company's knowledge, those persons who were beneficial owners of 5% or more of the outstanding shares of Class B common stock. None of the Directors, nominees for Director, the Named Executive Officers or executive officers of the Company own any shares of Class B common stock.

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership		Percent of Class(1)
J.L. Griggs, Jr. 1516 Sagebrush Trail, S.E. Albuquerque, NM 87123	20,267	(2)	9.1	%(3)
Vanguard Fiduciary Trust Company, as trustee 400 Vanguard Boulevard Malvern, PA 19355	16,126	(4)	7.3	%(3)

(1)
Based on 222,451 shares of Class B common stock outstanding as of the Record Date.

(2)
Includes 803 shares held for the account of the individual by the Trustee of the Company's ESRP.

(3)
Less than 1% of the voting power of the Common Stock.

(4)
Represents shares of Class B common stock beneficially owned by Vanguard in its capacity as Trustee for the ESRP. Vanguard's total ownership of Common Stock is set forth in Note (4) to the previous table above.

EQUITY COMPENSATION PLANS

        Information with respect to our equity compensation plans is set forth below:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	42,155,940	(2)	$28.50	32,513,137	(3)(4)
Equity compensation plans not approved by security holders(5)	0		N/A	0	(5)
Total	42,155,940		$28.50	32,513,137

(1)
The following equity compensation plans approved by security holders are included in this plan category: the 1999 Stock Incentive Plan, the 1998 Stock Option Plan, the 1995 Stock Option Plan, the Restated Bonus Compensation Plan and the 2001 Employee Stock Purchase Plan.

(2)
Represents shares reserved for issuance upon the exercise of outstanding options awarded under the 1999 Stock Incentive Plan, the 1998 Stock Option Plan and the 1995 Stock Option Plan. Does not include shares to be issued pursuant to purchase rights under the 2001 Employee Stock Purchase Plan.

(3)
Represents 5,329,964 shares under the 2001 Employee Stock Purchase Plan and 27,183,173 shares under the 1999 Stock Incentive Plan. The maximum number of shares that may be awarded under the 1999 Stock Incentive Plan is limited to the sum of (i) 24 million shares, (ii) the number of shares available for awards under the 1998 Stock Option Plan as of September 30, 1999 and (iii) the number of shares which become available under the 1998 Stock Option Plan after September 30, 1999 as a result of forfeitures, expirations, cancellations or sales of shares acquired through the exercise of options to us to satisfy tax withholding obligations. In addition, the 1999 Stock Incentive Plan provides for an automatic share reserve increase on the first day of each calendar year after 1999 by an amount equal to 5% of outstanding shares of stock on such day. However, shares reserved for future awards under the 1999 Stock Incentive Plan is limited to 15% of total outstanding shares. The 27,183,173 shares under the 1999 Stock Incentive Plan represent 15% of total outstanding shares as of January 31, 2004. The 1998 Stock Option Plan and the 1995 Stock Option Plan have terminated and no additional options may be granted under these plans.

(4)
The Restated Bonus Compensation Plan provides for bonus awards that may be paid in cash, restricted stock or vested stock. The Restated Bonus Compensation Plan does not provide for a maximum number of shares available for future issuance; however, the bonus pool for each fiscal year cannot exceed 7.5% of our revenue for the fiscal year.

(5)
The following equity compensation plans not approved by security holders are included in this plan category: the Stock Compensation Plan and the Management Stock Compensation Plan. These plans do not provide for a maximum number of shares available for future issuance.

        Some of the principal features of the Stock Compensation Plan and the Management Stock Compensation Plan (collectively, the "Stock Compensation Plans") are summarized below, but the summary is qualified in its entirety by the full text of the Stock Compensation Plans. Stockholder approval of the Stock Compensation Plans was not required.

Summary of the Stock Compensation Plans

        The Stock Compensation Plans have been adopted to provide a long-term incentive to key employees by making deferred awards of shares of our Class A common stock. All officers and employees are eligible to receive awards under the Stock Compensation Plan. However only a select group of management and highly compensated senior employees are eligible to receive awards under the Management Stock Compensation Plan. We intend to limit participants of the Management Stock Compensation Plan to individuals that would permit the plan to be treated as a "top hat" plan under applicable Internal Revenue Service and Department of Labor Regulations.

        The awarding authority (appointed by our board of directors) designates those key employees who will receive an award and the number of share units to be awarded. The number of share units awarded represents an interest in a trust maintained by Wachovia Bank, N.A. as trustee under a trust agreement between the trustee and us. The trust is a special type of trust known as a "rabbi trust." In order to avoid current taxation of awards under the Stock Compensation Plans, the trust must permit our creditors to reach the assets of the trust in the event of our bankruptcy or insolvency. Each share unit generally corresponds to one share of Class A common stock, but the employee receiving an award of share units will not have an ownership interest in the shares of Class A common stock represented by the share units.

        The awarding authority will establish a vesting schedule of not more than seven years for each account in the trust. The accounts will generally vest at the rate of one-third at the end of each of the fifth, sixth and seventh year following the date of award. The death of a participant or a change in control of us will result in full vesting of an award. A participant will forfeit any unvested portions of the account if the participant's employment terminates for any reason other than death. We receive the benefit of forfeited amounts either by return of shares to us or use of the forfeitures to satisfy future awards under the Stock Compensation Plans.

        Vested account balances will be distributed at the earlier of the end of the seven-year vesting period or upon termination of employment. However, the participant may elect, within 90 days from the date of the award, to receive distribution of the account as it vests. In the case of the Management Stock Compensation Plan, the employee may defer distribution until termination of employment.

        Benefits will be distributed in the form of shares of Class A common stock unless a distribution in stock is impossible or would create an adverse impact on us. Any shares distributed will be subject to our right of first refusal and right of repurchase on termination of employment as set forth in our certificate of incorporation. In addition, with respect to the Management Compensation Plan, any shares distributed upon termination of employment will also be subject to the right of repurchase six months after distribution, as set forth in a Stock Restriction Agreement between the participant and us. Participants will be taxed on the value of any amounts distributed from the Stock Compensation Plans at the time of the distribution.

        The day-to-day administration of the Stock Compensation Plans is provided by the nonqualified plans committee appointed by our board of directors. We have the right to amend or terminate the Stock Compensation Plans at any time and for any reason.

OTHER INFORMATION

Certain Relationships And Related Transactions

        The Foundation for Enterprise Development, a non-profit organization (the "Foundation"), was established in 1986 by J.R. Beyster, Chairman of the Board and former Chief Executive Officer and President of the Company, to promote employee ownership. The Foundation also does business as The Beyster Institute for Entrepreneurial Employee Ownership. Dr. Beyster is the President and a member of the Board of Trustees of the Foundation, T.E. Darcy, a Corporate Executive Vice President and

Chief Financial Officer of the Company, is a member of the Board of Trustees of the Foundation and until April 20, 2004, J.P. Walkush, an Executive Vice President and a Director of the Company, was a member of the Board of Trustees of the Foundation. In addition, M.A. Walkush, sister of J.P. Walkush and a consulting employee of the Company, is an unpaid Senior Fellow for the Foundation. In Fiscal 2004, the Company made a total contribution of $700,000 to the Foundation. This contribution was made in the form of cash, rent-free occupancy in the Company's facilities and donated services from the Company.

        M.A. Beyster, daughter of J.R. Beyster, Chairman of the Board and former Chief Executive Officer and President of the Company, is an employee of the Company. For services rendered during Fiscal 2004, M.A. Beyster received $133,535 in cash compensation, 82 shares of Class A common stock which had a market value on the date of grant of $2,995, 55 shares of vesting Class A common stock which had a market value on the date of grant of $2,009 and options to acquire 300 shares at $36.52 per share, which was the market value of the Class A common stock (as reflected by the Formula Price) on the date of grant. Such shares of vesting Class A common stock and options both vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. M.A. Beyster is a Business Development Manager for the Company's Pfizer Bio Sciences Division developing business in the areas of environmental, health and safety information and management systems.

        J.F. Beyster, son of J.R. Beyster, Chairman of the Board of the Company, is an employee of the Company. For services rendered during Fiscal 2004, J.F. Beyster received $70,692 in cash compensation. J.F. Beyster is a Mechanical Engineer.

        D.M. Albero, son of C.M. Albero, Group President and CEO of AMSEC LLC, is an employee of AMSEC LLC. For services rendered during Fiscal 2004, D.M. Albero received $109,463 in cash compensation. D.M. Albero is a Senior Consulting Analyst.

        B.D. Rockwood, son of Stephen D. Rockwood, Executive Vice President and Chief Technology Officer and Director of the Company is an employee of the Company. For services rendered during Fiscal 2004, B.D. Rockwood received $181,279 in cash compensation, 55 shares of Class A common stock which had a market value on the date of grant of $2,009, 41 shares of vesting Class A common stock which had a market value on the date of grant of $1,497 and options to acquire 500 shares at $36.52 per share, which was the market value of the Class A common stock (as reflected by the Formula Price) on the date of grant. Such shares of vesting Class A common stock and options both vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. B.D. Rockwood is a Business Developer in the Security and Transportation Technology business unit.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's Directors and executive officers to file reports of their ownership and changes in ownership of Class A common stock with the Commission. Personnel of the Company generally prepare and file these reports on the basis of information obtained from each Director and officer and pursuant to a Power of Attorney. Based on such information provided to the Company, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its Directors and executive officers during the last fiscal year were filed on time, except that reports covering one transaction each for W.H. Demisch, H.M.J. Kraemer, R. Snyderman and A. Thomas Young were filed four days late as a result of an administrative error by the Company.

Stockholder Proposals For The 2005 Annual Meeting

        Any stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company no later than February 4, 2005 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, Section 2.07 of the Company's Bylaws provides that in order for a stockholder to propose any matter for consideration at an annual meeting of the Company (other than by inclusion in the Company's Proxy Statement), such stockholder must have given timely prior written notice to the Secretary of the Company of his or her intention to bring such business before the meeting. To be timely, notice must be received by the Company not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the name and record address of the stockholder proposing such business, the class and number of shares of Common Stock beneficially owned by such stockholder and any material interest of such stockholder in the business so proposed.

Annual Report On Form 10-K

        The Company will provide without charge to any stockholder, upon written or oral request, a copy of its Annual Report on Form 10-K for the year ended January 31, 2004 (without exhibits) as filed with the Securities and Exchange Commission, within one business day of such request. Requests should be directed to Science Applications International Corporation, 10260 Campus Point Drive, San Diego, California 92121, Attention: Secretary, 1-858-826-6000.

By Order of the Board of Directors
D.E. Scott Senior Vice President, General Counsel and Secretary

June 4, 2004

ANNEX I

2004 EMPLOYEE STOCK PURCHASE PLAN

1.     Purpose.

        Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 2004 Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to secure for the Company and its stockholders the benefits inherent in the ownership of capital stock of the Company by employees of the Company and its subsidiaries. The Plan is intended to provide to all eligible employees of the Company and designated subsidiaries an opportunity to purchase shares of Class A Common Stock through payroll deductions. The Plan encompasses two components. One component constitutes a plan designed to comply with Section 423(b) of the Code ("423 Component"), such that the shares purchased thereunder will qualify for the favorable tax treatment under Sections 423(a) and 421(a) of the Code, although the Company makes no representation or undertaking to achieve or maintain such status. The second component, which shall apply to employees of Subsidiaries which do not fall within the definition of "subsidiary corporation" in Section 424(f) of the Code or to which the Company determines not to include in the 423 Component, constitutes a plan ("non-423 Component") which provides for the purchase of shares which do not qualify for the favorable tax treatment under Sections 423(a) and 421(a) of the Code.

2.     Definitions.

  (a)
  "Agent" shall mean the Agent for the Plan and shall be either the Company or its designee.

  (b)
  "Board" shall mean the Board of Directors of the Company.

  (c)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (d)
  "Committee" shall mean the Company's Employee Stock Purchase Committee responsible for administering the Plan.

  (e)
  "Company Percent" shall mean the percent of the purchase price contributed by the Company pursuant to the provisions of Section 11. The Company Percent shall be from zero percent (0%) to fifteen percent (15%) and shall be fifteen percent (15%) until changed by the Committee.

  (f)
  "Formula Price" shall mean the formula price as defined in the Company's Restated Certificate of Incorporation.

  (g)
  "Limited Market" shall mean the limited secondary market maintained by Bull, Inc., a wholly-owned subsidiary of the Company.

  (h)
  "Participant Percent" shall mean the difference between one hundred percent and the Company Percent.

  (i)
  "Plan Year" shall mean February 1 through January 31 of each year.

  (j)
  "Subsidiary" as used in the non-423 Component of the Plan means any entity in which the Company has an equity ownership interest. For purposes of the 423 Component of the Plan, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such chain.

3.     Stock Subject to the Plan.

        The capital stock which may be purchased under the Plan is the Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, which may be either authorized and unissued shares or issued shares. The Common Stock purchased by the Agent for employee stock purchase accounts under the Plan shall be subject to the terms, conditions and restrictions as set forth in the Plan, as well as restrictions set forth in the Company's Restated Certificate of Incorporation. The number of shares of Common Stock available for purchase under the Plan shall be equal to the sum of the following: (a) 6,000,000 shares of Common Stock and (b) the number of shares of Common Stock available for issuance under the 2001 Employee Stock Purchase Plan as of the Effective Date, following which date no further shares will be offered or sold under the 2001 Employee Stock Purchase Plan.

4.     Administration.

  (a)
  The Plan shall be administered by the Committee. The Committee shall have the number of members as determined by the Board with a minimum of two members. The members of the Committee shall be appointed by and serve at the discretion of the Board. Each such Committee member shall be a stockholder of the Company and may be a director. Vacancies occurring in the membership of the Committee shall be filled by appointment of the Board.

  (b)
  Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Company:

  (i)
  to determine and change from time to time the Company Percent;

  (ii)
  to prescribe, amend and rescind rules and regulations relating to the Plan;

  (iii)
  to prescribe forms for carrying out the provisions and purposes of the Plan;

  (iv)
  to interpret the Plan; and

  (v)
  to make all other determinations deemed necessary or advisable for the administration of the Plan, including factual determinations.

  (c)
  In exercising its authority, the Committee shall have the broadest possible discretion and the Committee's determinations under the Plan made in good faith shall be binding and conclusive on participating employees and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular employee or provision of the Plan be binding with respect to any other employee (even if similarly situated) nor with respect to any future determinations regarding the same or other provisions of the Plan. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith.

  (d)
  A majority of the Committee shall constitute a quorum. The acts of the majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee.

5.     Eligibility.

  (a)
  Subject to the terms, provisions and conditions of the Plan, each employee of the Company or of a participating Subsidiary of the Company shall be eligible to participate in the Plan except for an employee who owns capital stock having five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or its Subsidiaries. The Subsidiaries whose employees may participate in the 423 Component of the Plan shall be designated from time to time by the Committee. The Committee may also impose additional eligibility requirements consistent with Section 423(b) of the Code. The

    Committee's determination of the status of an individual as an employee eligible to participate in the Plan for a particular purchase date or period shall be final, binding and conclusive, regardless of a subsequent reclassification or change in status.

  (b)
  The Subsidiaries whose employees may participate in the non-423 Component of the Plan shall be designated from time to time by the Committee. The Committee, in its sole discretion, shall have the power and authority to modify the eligibility for, and terms and conditions of, participation in the Plan by employees of such Subsidiaries and to establish subplans, which need not qualify under Section 423 of the Code, modified Plan procedures and other terms and procedures to the extent such actions are deemed necessary or desirable by the Committee. Participation in the Plan by employees of such Subsidiaries and the offer and purchase of Common Stock by such employees shall not be considered part of, or pursuant to, a Code Section 423 plan.

  (c)
  An employee shall cease to be eligible to participate in the Plan (i) upon termination of employment with the Company or a Subsidiary thereof, whether by death, total disability, retirement or otherwise, (ii) upon a change in employment status to Leave of Absence pursuant to the terms of the Company's Administrative Policy No. B-11 "Unpaid Personal Leave of Absence," unless the participant is on Medical Leave (as hereinafter defined), or (iii) upon transfer to a Subsidiary of the Company which has not been designated by the Committee as eligible for participation. An employee shall again become eligible to participate in the Plan as of the date of such person's re-employment by the Company or by a participating Subsidiary. For purposes of this Section 5(c), "Medical Leave" shall be defined as a leave of absence for medical reasons which shall begin after ninety-one (91) consecutive calendar days of total disability leave and shall remain in effect until the earlier of a release by the attending physician for the employee to return to work or until the termination of employment.

  (d)
  No employee shall be entitled to purchase shares of Common Stock with a fair market value (measured as of its purchase date) of more than twenty-five thousand dollars ($25,000.00) in any calendar year pursuant to the Plan and any other "employee stock purchase plan" (as such term is defined in Section 423(b) of the Code and regulations issued thereunder) of the Company or any of its Subsidiaries, or at any other rate of purchase that exceeds the rate allowed for plans qualifying under Section 423(b) of the Code.

6.     Participation in the Plan.

  (a)
  An eligible employee may enter the Plan at any time prior to its termination by completing a payroll deduction authorization form and delivering such form in the manner prescribed by the Committee. Alternatively, the Committee may prescribe or permit electronic enrollment procedures. The employee's payroll deduction authorization shall authorize regular payroll deductions from the employee's compensation.

  (b)
  The participating employee's payroll deduction authorization shall also designate the Company or the Company's designee to be Agent for participating employees with respect to all stock certificates for shares purchased under the Plan. All such stock certificates representing shares purchased for such participating employees shall be delivered to and held by the Agent. Prior to any record date established by the Company for any vote of its stockholders, the Agent shall distribute to each participant a stock certificate representing all shares purchased under the Plan and not yet distributed to the participant. Alternatively, the Committee may prescribe or authorize bookkeeping entry or electronic recording of share ownership.

  (c)
  A participating employee suffering from financial hardship shall be eligible to apply to the Committee for an early distribution of such employee's interest in the Plan. The decision for an early distribution based upon financial hardship shall be at the sole discretion of the Committee. As soon as practicable after the approval of an early distribution to an employee based upon financial hardship, the Agent shall distribute to the employee all cash credited to his or her stock purchase account and shall release all shares credited to his or her stock purchase account.

  (d)
  The Committee may, from time to time, also establish additional requirements for participation in the Plan, including, but not limited to, additional requirements necessary to comply with any broker-dealer or securities law requirements.

7.     Payroll Deductions.

  (a)
  Payroll deductions for employees shall be in an amount specified by the employee in his or her payroll deduction authorization, expressed as a whole percentage of the employee's compensation. The minimum and maximum payroll deduction percentage shall be established by the Committee and shall be not less than one percent (1%) nor more than ten percent (10%) of an employee's compensation until changed by the Committee. Compensation as used herein shall be as defined by the Committee; provided, however, it shall include the regular wages, salary or commissions paid to the employee. Payroll deductions shall be credited to the stock purchase account to be maintained for each participating employee.

  (b)
  A participating employee may at any time increase or decrease the amount of his or her payroll deduction (within the minimum and maximum limits provided for in Section 7(a) above) by delivering or providing a new payroll deduction authorization in the manner prescribed by the Committee. The change shall become effective as soon as practicable after delivery or provision of the payroll deduction authorization. A decrease in an employee's payroll deduction to 0% shall result in a termination of an employee's participation in the Plan pursuant to Section 12(a) below.

8.     Stock Purchase Accounts.

  (a)
  Amounts credited to a participating employee's stock purchase account may not be assigned, transferred, pledged, hypothecated or otherwise disposed of in any way by a participating employee other than by will or the laws of descent and distribution and any attempt to do so shall be null and void and without effect.

  (b)
  No interest will be paid on the amounts credited to a participating employee's stock purchase account, unless required by applicable law.

9.     Purchase Price of Shares.

        Unless otherwise determined by the Board of Directors, the purchase price of each share of Common Stock purchased under the Plan shall be the "Formula Price" in effect as of the date of purchase.

10.   Purchase of Shares.

  (a)
  Shares will be purchased by the Agent in the Limited Market or shares will be issued by the Company.

  (b)
  Stock purchases shall be made on predetermined purchase dates established by the Committee which may coincide with the dates that trades are conducted for the Limited Market by Bull, Inc. If on any purchase date an eligible participating employee has sufficient funds credited to his or her stock purchase account to pay the Participant Percent of the purchase price of one or more whole shares of Common Stock, the Agent shall then purchase such number of shares at the applicable price per share. The employee's stock purchase account thereupon shall be charged with the Participant Percent of the purchase price of such shares. Only whole shares may be purchased. Any balance remaining in the participating employee's stock purchase account will remain in such stock purchase account and be treated as part of the accumulations for the succeeding purchase date.

  (c)
  With respect to both newly issued shares of Common Stock which are purchased for the account of participating employees under the Plan and shares so purchased on the Limited Market, a stock certificate will be issued in the name of the Agent and held by the Agent in accordance with Section 6 of the Plan. Notwithstanding that such stock certificates are held by the Agent for participating employees, each participant shall have all the rights and privileges of a stockholder with respect to the shares purchased for the participating employee's account, subject to the provisions of Sections 6 and 10(d). Alternatively, the Committee may prescribe or authorize bookkeeping entry or electronic recording of share ownership.

  (d)
  Shares purchased pursuant to the Plan may not be sold, transferred, pledged as collateral or in any way encumbered for so long as the stock certificates are held by the Agent or a bookkeeping entry or electronic recording of share ownership is maintained with the Agent.

11.   Company Contributions.

        The Company shall contribute the Company Percent of the purchase price of each share of Common Stock purchased under the Plan. On each purchase date, the Company will, through the Agent and under the direction of the Committee, pay the Company Percent of the purchase price of each share purchased by the Agent, whether purchased in the Limited Market or as a newly issued share. No contribution shall be made by the Company into an employee's stock purchase account.

12.   Termination of Participation and Re-entry.

  (a)
  An employee may terminate participation in the Plan at any time by completing a payroll deduction authorization form and delivering such form in the manner prescribed by the Committee. Alternatively, the Committee may prescribe or permit electronic procedures for such changes. Such employee's participation in the Plan shall terminate as soon as practicable upon receipt of the payroll deduction authorization by the Company. An employee who terminates participation in the Plan pursuant to this Section 12(a) shall not be eligible to reenter the Plan until the first business day of the following Plan Year.

  (b)
  In the event that a participating employee ceases to be eligible to participate in the Plan as described in Section 5(c) or terminates participation in the Plan or the Plan terminates or is terminated without the adoption by the Company of a comparable employee stock purchase plan, any cash credited to such employee's stock purchase account will be distributed to the participating employee, or in the event of the death of the participating employee, to his or her estate. Any shares held by the Agent for an employee whose employment with the Company or a Subsidiary thereof is terminated will be released by the Agent to the employee for repurchase by the Company pursuant to the provisions of Article Fourth of the Company's Restated Certificate of Incorporation or pursuant to the provisions of any applicable agreement.

  (c)
  In the event the Plan terminates or is terminated but a comparable employee stock purchase plan is adopted by the Company, any cash credited to such employee's stock purchase account will be transferred to such new plan for the benefit of the employee unless such employee provides a written notice prior to such transfer of funds.

13.   Government and Stock Exchange Regulations.

        The Company shall not be required to sell or deliver any shares of Common Stock under the Plan unless and until the Company has fully complied with any then applicable requirements of the Securities and Exchange Commission, state securities commissions, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock of the Company may be listed. The Company shall not be obligated to obtain any required licenses or to register any Common Stock to permit purchases of Common Stock under the Plan.

14.   Application of Funds.

        All funds received by the Company under the Plan as a result of the sale of newly issued shares of Common Stock under the Plan may be used for any corporate purpose.

15.   Recapitalization.

        In the event any change, such as a stock split, reverse stock split or stock dividend, is made in the Company's capitalization which results in an adjustment in the number of shares of capital stock outstanding without receipt of consideration by the Company, appropriate adjustment, as determined by the Committee in its discretion, shall be made in the number of shares reserved for issuance as provided in Section 3 of the Plan and in the number of shares allocated to an employee under the Plan.

16.   Withholding.

        The Company shall be entitled to make appropriate arrangements to comply with any withholding requirements imposed by federal, state, foreign or local law with respect to the purchase or disposition of shares of Common Stock under the Plan, including, without limitation, payroll withholding or withholding from proceeds of a disposition of shares of Common Stock acquired under the Plan.

17.   No Employment Obligation.

        An employee's employment with the Company or a Subsidiary is not for any specified term and may be terminated by such employee or by the Company or a Subsidiary at any time, for any reason, with or without cause. Nothing in this Plan shall confer upon any employee any right to continue in the employ of, or affiliation with, the Company or a Subsidiary nor constitute any promise or commitment by the Company or a Subsidiary regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

18.   Amendment of the Plan.

        The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may at any time or from time to time amend the Plan in such respects as the Board or the Operating Committee may deem advisable in order that the Plan shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interest of the Company; provided, however, no such amendment of the Plan shall, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of stockholders, (a) increase the maximum number of shares available for purchase under the Plan, except as provided in Section 15, or (b) deny a participating employee the right to withdraw from the Plan and obtain the balance of any monies held in the participating employee's stock purchase account.

19.   No Implied Rights or Obligations.

        The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in participating employees or others claiming entitlements under the Plan or any obligations on the part of the Company, any Subsidiary, the Agent or the Committee, except as expressly provided herein.

20.   Employees Based Outside of the United States.

        Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company or a participating Subsidiary operates or has employees, the Committee, in its sole discretion, shall have the power and authority to modify the eligibility for, and terms and conditions of, participation in the Plan by employees employed outside the United States and to establish subplans, modified Plan procedures and other terms and procedures to the extent such actions are deemed necessary or desirable.

21.   Effective Date and Termination of the Plan.

  (a)
  The Effective Date of the Plan shall be July 31, 2004.

  (b)
  Unless the Plan shall have been previously terminated by the Board, the Plan shall terminate on July 31, 2007. In any case, termination shall be deemed to be effective as of the close of business on the day of termination.

22.   Governing Law.

        The Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

ANNEX II

AUDIT COMMITTEE CHARTER

Statement of Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Science Applications International Corporation ("SAIC" or the "Corporation") is to assist the Board in providing oversight of: (i) the integrity of the Corporation's financial statements, including the financial reporting process, system of internal control and audit process; (ii) compliance by the Corporation with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Corporation's internal audit function and independent auditors. In performing its duties, the Committee will maintain effective working relationships with and open communication between the Board, management, and the internal and independent auditors.

Organization and Meetings

        The Committee will be composed of three or more directors, none of whom may (i) as determined by the Board of Directors, have any relationship to SAIC that may interfere with the exercise of his or her "independence" from management and the Corporation, as such term is defined in the Corporate Governance Standards of National Association of Security Dealers; (ii) accept any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a director or member of the Audit or other Board committee; or (iii) be an affiliated person of the Corporation other than in his or her capacity as a director or member of the Audit or other Board committee. All members of the Committee will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee will be a "financial expert", as such term is interpreted under the rules of the Securities and Exchange Commission. Members of the Committee, including its Chairperson, shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors have been duly elected and qualified. The Chairperson shall be responsible for leadership of the Committee, including preparation of meeting agendas.

        The Committee will have regularly scheduled meetings each year, with additional meetings to be held as circumstances require. The Committee will keep minutes of its meetings, and its Chairperson will regularly report to the Board on its activities, making recommendations as appropriate.

Key Responsibilities

        The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for the preparation and certification of the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, and the independent auditors, have more time, knowledge, and detailed information on the Corporation than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Internal Controls and Disclosure Controls

  •
  Review and provide feedback as deemed appropriate on (i) the internal control assessment performed by management for inclusion in the Corporation's annual report with respect to quality, adequacy, and effectiveness of the Corporation's internal control structure and procedures for financial reporting; and (ii) the report and attestation of the independent auditors on management's assessment of internal controls.

  •
  Review the internal control assessment with the independent auditor, the internal auditor, and management, including all significant deficiencies and material weaknesses in the design or operation of internal controls and any fraud involving management or others with a significant role in the internal controls; receive recommendations for the improvement of such controls, review whether any such previously approved recommendations have been implemented and any other significant changes in internal controls made since the last evaluation.

  •
  Review the disclosure controls and procedures of the Corporation designed to ensure timely collection and evaluation of information required to be disclosed in the Corporation's filings with the Securities and Exchange Commission or posted on the Corporation's website.

  •
  Review the independent auditor's procedures and management of the audit relating to internal control.

Independent Audit

  •
  Retain the independent auditor to audit the Corporation's consolidated financial statements, preapprove the compensation and fees to be paid to the independent auditor, preapprove all audit and non-audit services to be performed by the independent auditor in advance and evaluate the qualifications, performance and independence of the independent auditor. The Committee shall have sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor and/or the lead audit partner, and the independent auditor shall be ultimately accountable to the Audit Committee. The Chairman of the Audit Committee shall have authority to preapprove audit and non-audit services as necessary between regular meetings of the Committee; provided that any such services so preapproved shall be disclosed to the full Committee at its next scheduled meeting.

  •
  Ensure the objectivity of the independent auditor by reviewing and discussing with the independent auditor all significant relationships which the auditor has with the Corporation and its affiliates, including: (i) requesting, receiving, and reviewing, on an annual basis, a formal written statement from the independent auditor under Independence Standards Board Standard No. 1 that (a) delineates all relationships which may reasonably be thought to bear on the independence of the independent auditor with respect to the Corporation in accordance with professional standards governing such independence; (b) any material issues raised by the most recent internal quality-control procedures, (c) any material issues raised by the most recent internal or peer quality control review of the independent auditor, and (d) any inquiry or investigation by governmental or professional authorities within the last five years respecting one or more independent audits carried out by the firm, and any actions taken to address such issues; (ii) discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; (iii) taking appropriate action in response to the independent auditor's report; and (iv) establishing clear policies regarding the employment of current or former employees of the independent auditor.

  •
  Meet separately and on a periodic basis with the independent auditor and management to review the proposed audit scope and procedures to be utilized.

  •
  At the conclusion of each annual audit, (i) review with the independent auditor any audit problems or difficulties and management's response, (ii) review such matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, and (iii) other comments or recommendations made by the independent auditor.

  •
  The independent auditor's post-audit report to the audit committee should contain discussion of (i) all critical accounting policies and practices to be used; (ii) each alternative treatment of financial information within generally accepted accounting principles that has been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management.

Internal Audit

  •
  Review the qualifications, organizational structure and performance of the internal audit function and give prior approval to any decision to appoint, replace, reassign, or dismiss the Director of the Company's Internal Audit Department. The Committee, through its Chairperson, shall also be required to concur in the total compensation being provided to the Director of the Internal Audit Department and sign off on his/her annual performance appraisal.

  •
  Review and approve the three year audit plan of the Internal Audit Department (the "internal audit plan"), which plan should be designed to systematically focus on the Corporation's risks and vulnerabilities.

  •
  Review and update on an annual basis the internal audit plan, including the independence and authority of the internal auditor's reporting obligations, the adequacy of internal audit resources, and the coordination and completeness of coverage between the internal and independent auditors.

  •
  Receive periodic summaries of findings from completed internal audits and, as appropriate, the status of major audits in process. Receive progress reports on the completion of the current year's internal audit plan, including explanations for any significant deviations from the plan.

  •
  Receive timely notification of any issues or concerns identified during the course of internal audits.

  •
  Meet separately and on a periodic basis with the Corporation's internal auditors.

Financial Reporting

  •
  Review with management and the independent auditor the Corporation's consolidated financial statements that will be contained in its Annual Report to Shareholders and Form 10-K, including the disclosures under "Managements Discussion and Analysis of Financial Condition and Results of Operations," and whether the independent auditor has opined on the disclosure and content of the financial statements. Based on such review, recommend to the Board, in a written report to be included in the Corporation's proxy statement, whether the consolidated financial statements of the Corporation be included in its Annual Report on Form 10-K.

  •
  Review with management, the independent auditor, and the internal auditor the quarterly consolidated financial statements of the Corporation, including the disclosures under "Managements Discussion and Analysis of Financial Condition and Results of Operations," and the results of the independent auditor's review of those statements. This review shall occur prior to the Corporation's filing of each Form 10-Q with the Securities and Exchange Commission and may be performed by the Committee Chairperson with as many other members as are able to participate.

  •
  Discuss with the independent auditor the auditor's judgments about the quality and not just the acceptability of accounting principles used to prepare the Corporation's consolidated financial statements. Review the impact on the annual financial statements of any significant accounting and reporting issues, including recent professional and regulatory pronouncements and any newly adopted or proposed changes in accounting principles that would significantly affect the Corporation or its consolidated financial statements.

  •
  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Ethical and Legal Compliance

  •
  Review the effectiveness of the Corporation's system for monitoring compliance with laws and regulations, including receiving reports from management on the results of management's review of compliance with the Corporation's policies and any investigations by management related to fraudulent acts or irregularities.

  •
  Review with the Chairperson of the Litigation Committee of the Board any concerns he or she may have with respect to the effectiveness of the Corporation's preventative law program and activities, as well as any legal and regulatory matters that the Litigation Committee believes may have a material impact on the Corporation.

  •
  Review with the Chairpersons of the Ethics and Corporate Responsibility Committee of the Board and the Corporation's Employee Ethics Committee, any concerns they may have with respect to management's having adequately communicated to the Corporation's employees the importance of the Corporation's ethical and business practices standards, including the importance of internal accounting controls.

  •
  Establish procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters.

  •
  Review the code of ethics for senior financial officers and the chief executive officer, any changes to or waivers from it, and the compliance of the Corporation's senior financial officers and the chief executive officer with such code of ethics.

  •
  Review the code of ethical conduct and reporting applicable to the Corporation's in-house and outside attorneys and receive, evaluate and handle any complaints submitted to or reported to the Committee.

Other Responsibilities

  •
  Meet with the internal auditor and/or the independent auditor as necessary but no less frequently than required to discuss any matters that the auditors or the Committee believe should be discussed privately without members of management present.

  •
  Meet with management of the Corporation to discuss any matters management or the Committee believe should be discussed privately without the internal auditor and/or the independent auditor present.

  •
  Review and discuss the adequacy of the Audit Committee Charter on an annual basis or more frequently upon changes to the membership of the Committee or as otherwise needed.

  •
  Discuss and evaluate the Corporation's policies regarding financial risk assessment and mitigation.

  •
  As appropriate, obtain advice and assistance from outside legal, accounting and other advisors. The Committee shall have the authority to retain and pay such advisors without seeking Board or management approval and the fees and expenses of such advisors shall be an obligation of the Corporation.

  •
  Conduct an annual self-evaluation of the performance of the Committee.

ATTN: STOCK PROGRAMS 10260 CAMPUS POINT DRIVE SAN DIEGO, CA 92121	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 12, 2004 for shares held in the Plans and up until 11:59 P.M. Eastern Time on July 15, 2004 for all other shares. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 12, 2004 for shares held in the Plans and up until 11:59 P.M. Eastern Time on July 15, 2004 for all other shares. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to SAIC, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SAIC01 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS - The Board of Directors recommends a vote FOR the nominees listed below.	For All	Withhold All	For All Except
1.	Election of six Class II Directors.
FOR all nominees listed below (EXCEPT as indicated to the contrary to the right)
 01) D.P Andrews, 02) K.C. Dahlberg, 03) M.J. Desch, 04) J. P. Walkush, 05) J. H. Warner, Jr., and
06) A. T. Young	☐	☐	☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write nominee's number on the line below. Your votes will be distributed evenly among the remaining nominee(s), unless indicated below under UNEVEN VOTE DISTRIBUTION.

VOTE ON PROPOSALS - The Board of Directors recommends a vote FOR Item 2 and AGAINST Item 3.		For	Against	Abstain
2.	Approval of the 2004 Employee Stock Purchase Plan.	☐	☐	☐
3.	Stockholder Proposal regarding the Company's Classified Board.	☐	☐	☐
ADDITIONAL BUSINESS.
4.	In the discretion of the proxy holders or the Trustee, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.
Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a trust requires the signature of more than one trustee, all required trustees must sign.

UNEVEN VOTE DISTRIBUTION INSTRUCTIONS: If you wish to distribute your vote unevenly among 2 or more nominees as explained in the Proxy Statement, check box to the right then indicate the names and the number of votes to be given to each nominee on the line(s) below.	☐
Name and Number of votes
(If you noted voting instructions above, please check the corresponding box to the right.)
Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Proxy and Voting Instruction Card for Annual Meeting of Stockholders - July 16, 2004 This Proxy and Voting Instruction Card is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints K.C. DAHLBERG and D.E. SCOTT, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Class A common stock and/or Class B common stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Science Applications International Corporation (the "Company") to be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 16, 2004, at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof (the "2004 Annual Meeting of Stockholders"), as indicated on the reverse side.

        The undersigned also hereby instructs the Trustee, Vanguard Fiduciary Trust Company, and any successor, under the Employee Stock Retirement Plan and 401(k) Profit Sharing Retirement Plan of the Company, the Telcordia Technologies 401(k) Savings Plan of Telcordia Technologies, Inc. and the AMSEC Employees 401(k) Profit Sharing Plan of AMSEC LLC (collectively, the "Plans"), to vote all of the shares of Class A common stock and/or Class B common stock held for the undersigned's account in each of the Plans at the 2004 Annual Meeting of Stockholders of the Company, as indicated on the reverse side.

        The shares of Class A common stock and/or Class B common stock to which this proxy and voting instruction card relates will be voted as directed. If this proxy and voting instruction card is properly signed and returned but no instructions are indicated with respect to a particular item, (A) the shares represented by this proxy and voting instruction card which the undersigned is entitled to vote will be voted (i) FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting, (ii) FOR the approval of the 2004 Employee Stock Purchase Plan, (iii) AGAINST the stockholder proposal regarding the Company's classified Board and, (iv) in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof and (B) the shares represented by this proxy and voting instruction card held for the undersigned's account in each of the Plans will be voted on a plan-by-plan basis, in the same proportion as the shares held in each Plan for which voting instructions have been received are voted. All allocated shares of Class A common stock and/or Class B common stock held in the Plans as to which no voting instruction cards are received, together with all shares held in the Plans which have not yet been allocated to the accounts of participants, will be voted, on a plan-by-plan basis, in the same proportion as the shares held in each Plan for which voting instructions have been received are voted. This proxy and voting instruction card, if properly executed and delivered in a timely manner, will revoke all prior proxies and voting instruction cards.

Please complete, sign, date and return the Proxy and Voting Instruction Card promptly using the enclosed envelope.

(Continued, and to be signed and dated on the reverse side.)

QuickLinks

INFORMATION ABOUT THE ANNUAL MEETING
INFORMATION ABOUT VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL I—ELECTION OF DIRECTORS
PROPOSAL II—APPROVAL OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL III—STOCKHOLDER PROPOSAL REGARDING THE COMPANY'S CLASSIFIED BOARD
CORPORATE GOVERNANCE
EXECUTIVE AND DIRECTORS COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Comparison Of Five-Year Cumulative Total Return—SAIC Class A Common Stock vs. S&P 500 and Goldman Sachs Technology Services Index
SAIC Stock Price Growth vs. S&P 500 and Goldman Sachs Technology Services Index
AUDIT COMMITTEE REPORT
AUDIT MATTERS
BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES
EQUITY COMPENSATION PLANS
OTHER INFORMATION
2004 EMPLOYEE STOCK PURCHASE PLAN
AUDIT COMMITTEE CHARTER